Empower Annuity Insurance Company of America, formerly known as Great-West Life & Annuity Insurance Company

Audited Annual Statutory Financial Statements

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2022 and 2021 and Related Statutory Statements of Operations, Changes in Capital and Surplus and Cash Flows and Notes to the Financial Statements for Each of the Three Years in the Period Ended December 31, 2022 and Independent Auditor's Report

Part II

Item 5.

Market for Registrant’s Common Equity and Related Stockholder Matters

5.1      Equity Security Holders and Market Information

There is no established public trading market for the Company’s common equity.  Empower Holdings, Inc., formerly known as GWL&A Financial Inc., ("EHI") is the sole shareholder of the Company’s common equity securities.

5.2      Dividends

In the three most recent fiscal years, the Company has paid dividends on its common shares. Dividends paid on the Company’s common stock were $231 million, $506 million, and $358 million during the years ended December 31, 2022, 2021 and 2020, respectively.

Under Colorado law, the Company cannot, without the approval of the Colorado Commissioner of Insurance, pay a dividend if as a result of such payment, the total of that dividend and all dividends paid in the preceding twelve months, would exceed the greater of (i) 10% of the Company’s statutory surplus as regards policyholders as of the preceding year ended December 31; or (ii) the Company’s statutory net gain, not including realized capital gains, for the twelve-month period ending the preceding December 31 not including pro rata distributions of the Company’s own securities. Additionally, dividend payments generally will not be allowed if the statutory surplus remaining after the proposed dividend would fall below the minimum RBC that requires regulatory action.

Item 7.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of financial condition and results of operations of the Company for the three years ended December 31, 2022, 2021 and 2020, are as follows.  This management discussion and analysis should be read in conjunction with the financial data contained in Item 8, “Financial Statements and Supplementary Data.”

Certain statements in this report constitute forward-looking statements. See “Business” in Item 1 of this report for additional factors relating to these statements, and see “Risk Factors” in Item 1A of this report for a discussion of certain risk factors applicable to the business and its financial condition and results of operations.

7.1 Executive Summary

The Company and its subsidiaries are providers of retirement services, insurance, and other financial service products to corporate, institutional, government and individual customers. Management considers the ability to continue to expand its presence in the United States defined contribution market to be its primary point of focus.  The retirement services, savings, and investments marketplace is highly competitive. Competitors include insurance companies, banks, investment advisors, mutual fund companies, and certain service and professional organizations.

The Empower Retirement segment provides various retirement plan products (including IRAs) and investment options, as well as comprehensive administrative and recordkeeping services for financial institutions and employers, which include educational, advisory, enrollment, and communication services to employer-sponsored defined contribution plans and associated defined benefit plans.  Defined contribution plans provide for benefits based upon the value of contributions to, and investment returns on, an individual’s account.

The Individual Markets segment is closed and in run-off. It previously distributed life insurance, annuity, and retirement products to both individuals and businesses. Direct life insurance products in-force include participating and non-participating term life, whole life, universal life, and variable universal life. Effective June, 1, 2019, the Company completed the sale, via indemnity reinsurance, of substantially all of its Individual Markets life and annuity business to Protective Life Insurance Company ("Protective"). The Company retained a block of life insurance, predominately participant policies which are now administered by Protective.

The Company’s Other reporting segment is substantially comprised of corporate items not directly allocated to the other operating segments and interest expense on long-term debt.

Recent Events

On December 31, 2022, the Company and Hannover Life Reassurance Company of America (Bermuda) LTD ("Hannover") have engaged in a coinsurance with funds withheld transaction in which the Company cedes a portion of its closed in-force block of participating whole life insurance policies and established a funds withheld payable to Hannover.

On August 1, 2022, in an effort to further strengthen recognition and customer alignment with the Empower brand, Great-West Life & Annuity Insurance Company changed its legal name to Empower Annuity Insurance Company of America.

Effective April 1, 2022, the Company completed the acquisition, via share purchase and indemnity reinsurance (“the Prudential transaction”), of the full-service retirement services business of Prudential Financial, Inc. (“Prudential”) for $1.9 billion. The transaction includes acquisition via the equity purchase of the business within Empower Annuity Insurance Company, formerly known as Prudential Retirement Insurance and Annuity Company, ("EAIC") and its subsidiaries, as well as reinsurance of certain business within The Prudential Insurance Company of America ("PICA"). The business assumed is primarily group annuities. The Company has now assumed the economics and risks associated with the reinsured business, and the Company paid a $224 million reinsurance ceding commission, net of working capital adjustments. Per the PICA reinsurance transaction agreement, the Company acquired Statutory assets equal to liabilities.

The Company issued 2,591,253 additional common shares and received $810 million from EHI in March 2022 to fund the Prudential acquisition.

On August 26, 2021, the Company issued a surplus note in the face amount of $1.2 billion to EHI. The proceeds were used to partially fund the acquisition of certain businesses from Prudential Financial, Inc. The note matures on December 31, 2051. The surplus note bears an interest rate of 4.2% per annum until December 31, 2026. Starting on December 31, 2026 and on every fifth anniversary of such date thereafter, the interest rate on the note is reset to equal the five-year U.S. Treasury Rate plus 3.4%.

Effective December 31, 2020, the Company completed the acquisition, via indemnity reinsurance ("the MassMutual transaction"), of the retirement services business of Massachusetts Mutual Life Insurance Company ("MassMutual"), strengthening Empower Retirement’s position as the second largest player in the U.S. retirement market. The Company paid a $2.3 billion reinsurance ceding commission, net of working capital adjustments. Per the transaction agreement, the Company acquired Statutory assets equal to liabilities.

As of December 31, 2020, the Company received capital contributions of $3.1 billion from EHI. The proceeds were used to finance the Personal Capital and MassMutual transactions.

On August 17, 2020, the Company completed the acquisition of Personal Capital Corporation ("Personal Capital"), a hybrid wealth manager that combines leading-edge digital experience with personalized advice delivered by human advisors. Under the terms of the agreement, the Company acquired the equity of Personal Capital for $825 million on closing and deferred consideration of up to $175 million subject to achievement of target growth objectives. An initial contingent consideration earn-out value of $20 million was recorded at December 31, 2020. The contingent consideration provision was increased by $80 million in 2021 for a total contingent consideration provision of $100 million at December 31, 2021. The increases in 2021 were due to growth in net new assets above the amount assumed at the date of acquisition. In 2022, the Company paid $59,000 of the contingent consideration based on metrics achieved in 2021 and then subsequently released the remaining $41,000 contingent consideration previously accrued as the current growth in net new assets was below the level where further contingent consideration would be payable. Changes in the fair value of the contingent consideration measured in accordance with the Merger Agreement subsequent to the completion of the purchase price allocation are recognized in operating and administrative expenses in the Consolidated Statements of Earnings.

On August 12, 2020, the Company issued a surplus note in the face amount of $528 million to EHI. The proceeds were used to finance the Personal Capital transaction. The surplus note bears an interest rate of 1.260% per annum and matures on August 12, 2025.

On January 1, 2020, EAICA and its subsidiaries executed a strategy to simplify its corporate structure and affiliated transactions. The transaction included the following changes:

•	Substantially all employees of EAICA and its other subsidiaries were transferred to the subsidiary, Empower Retirement, LLC ("ERLLC").
•	ERLLC assumed all recordkeeping related revenues, and related expenses, either by direct assignment of contracts or through a transition services agreement between ERLLC, EAICA, and the EAICA's subsidiaries.
•	Substantially all vendor contracts were assigned to ERLLC.
•	ERLLC entered into an administrative services agreement whereby it provides corporate and other shared services to EAIC and its affiliates and is reimbursed for expenses incurred.

As a result of this organizational change, the Company will focus primarily on insurance related activity.

The COVID-19 pandemic has continued to result in uncertainty in global financial markets and the economic environment in which the Company operates. The duration and impact of the COVID-19 pandemic continues to be unknown at this time, as is the efficacy of the associated fiscal and monetary interventions by governments and central banks.

The Coronavirus Aid, Relief and Economic Security Act ("the CARES Act") was enacted on March 27, 2020. Under the CARES Act, the U.S. Federal government authorized broad based economic relief and support for individuals and businesses, including changes to distribution and loan rules from employer retirement plans and Individual Retirement Accounts ("IRAs") which are similar to the relief offered in prior disaster relief laws. The Company implemented the distribution and loan changes. The Internal Revenue Service ("IRS") and the U.S. Department of Labor ("DOL") subsequently issued an interpretive guidance on the CARES Act and the Company updated its CARES Act distribution and loan processes and procedures accordingly. The CARES Act distributions were allowed through December 31, 2020 and loans were allowed through September 22, 2020. The CARES Act did not prevent the Company from executing on its overall business strategy and growth objectives.

The Company and an affiliate have engaged in a modified coinsurance (“ModCo”) reinsurance agreement since 2018. The affiliate, Canada Life International Reinsurance Corporation Limited ("CLIRC"), novated the contract to Canada Life International Reinsurance (Barbados) Corporation (“CLIRBC”) and upon transfer, on December 31, 2020, increased the ceding percentage for this block of group annuity insurance policies from 40% to 90%. The Company and CLIRBC amended this agreement on December 31, 2022, which increased the ceding percentage for this block of group annuity insurance policies from 90% to 100%, increased the expense allowance rate, and increased the risk charge rate.

The Company and an affiliate have engaged in a ModCo reinsurance agreement since 2011. The affiliate, CLIRC, novated the contract to CLIRBC on December 31, 2020. Per the terms of the agreement, the Company cedes 90% of its closed in-force block of participating life insurance policies. On July 1, 2022, the Company terminated its reinsurance agreement with CLIRBC.

Market Conditions

The S&P 500 index ended 2022 down by 19% as compared to 2021, while 2021 was up by 27% when compared to 2020. The average of the S&P 500 index during the year ended December 31, 2022, was up by 4% when compared to the average for the year ended December 31, 2021, and the average was up by 33% for the year ended December 31, 2021, when compared to the average for the year ended December 31, 2020.

	Year Ended December 31,
S&P 500 Index	2022	2021	2020	2019	2018	2017
Index Close	3,840	4,766	3,756	3,231	2,507	2,674
Index Average	4,101	4,269	3,218	2,914	2,744	2,448

Variable asset-based fees earned by the Company fluctuate with changes in participant account balances. Participant account balances change due to cash flow and market gains and losses, which are primarily associated with changes in the United States equities market. Fee income decreased by $35 million, or 13%, to $234 million for the year ended December 31, 2022, when compared to 2021, primarily due to declines in the equity markets.

The 10-year U.S. Treasury rate ended 2022 up by 236 basis points as compared to 2021, while 2021 was down by 59 basis points when compared to 2020. The average of the 10-year U.S. Treasury rate during the year ended December 31, 2022 ended up by 150 basis points when compared to the average for the year ended December 31, 2021, and the average was down by 56 basis points for the year ended December 31, 2021, when compared to the average for the year ended December 31, 2020.

	Year Ended December 31,
10-Year Treasury Rate	2022	2021	2020	2019	2018	2017
Close	3.88%	1.52%	0.93%	1.92%	2.69%	2.40%
Average	2.95%	1.45%	0.89%	2.14%	2.91%	2.33%

7.2 Summary of Critical Accounting Judgments and Estimates

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Colorado Division of Insurance ("The Division"). The Division requires that insurance companies domiciled in the State of Colorado prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviations prescribed or permitted by the State of Colorado Insurance Commissioner.

The only prescribed deviation that impacts the Company allows the Company to account for certain separate account products at book value instead of fair value. The Division has not permitted the Company to adopt any other accounting practices that have an impact on the Company’s statutory financial statements as compared to NAIC SAP or the Division’s prescribed accounting practices. There is no impact to either capital and surplus or net income as a result of the prescribed accounting practice.

The Company has identified the following accounting policies, judgments, and estimates as critical in that they involve a higher degree of judgment and are subject to a significant degree of variability:

•	Valuation of investments

•	Impairment of investments

•	Valuation of derivatives and related hedge accounting

•	Impairment of goodwill

•	Valuation of policy benefits

•	Valuation of deferred taxes

Valuation of investments

The Company’s investments are in bonds, mortgage loans, real estate, contract loans, and other investments. The Company’s investments are exposed to three primary sources of risk: credit, interest rate, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of fair values.

The fair values for bonds are generally based upon evaluated prices from independent pricing services.  In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.  The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts of the Company’s financial instruments.

Impairment of investments

The Company evaluates its general account investments on a quarterly basis to determine whether there has been an other-than-temporary decline in fair value below the amortized cost basis. Assumptions and estimates about the issuer’s operations and ability to generate future cash flows are inherent in management’s evaluation of investments for other- than-temporary impairments (“OTTI”). The assessment of whether an OTTI has occurred is based upon management’s case-by-case evaluation of the underlying reasons for the decline in fair value of each individual security. An OTTI is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Management considers a wide range of factors regarding the security issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired security. The evaluation of impairments is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in the fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition or near term recovery prospects, the effects of changes in interest rates or credit spreads, and the recovery period.

If an OTTI has occurred on loan-backed and structured securities, the impairment amount is bifurcated into two components: the amount related to the non-interest loss and the amount attributed to other factors. The calculation of expected cash flows utilized during the impairment evaluation and bifurcation process is determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics, and current levels of subordination.

The determination of the calculation and the adequacy of the mortgage allowance for credit loss and mortgage impairments (when management deems it probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement) involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage provision allowance and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience, and other relevant factors.

Valuation of derivatives and related hedge accounting

Derivatives that qualify for hedge accounting treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset or liability. Derivatives where hedge accounting is either not elected or that are not eligible for hedge accounting are stated at fair value; changes in fair values are recognized in unassigned surplus in the period of change.

The fair value of derivatives is determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Values can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under accounting guidance. If it were determined that hedge accounting designations were not appropriately applied, reported capital and surplus could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the financial statements of the Company from that previously reported. Assessments of hedge effectiveness and measurements of ineffectiveness of hedging relationships are also subject to interpretations and estimations and different interpretations or estimates may have a material effect on the amount reported in capital and surplus.

Impairment of goodwill

Goodwill is from acquisitions of subsidiaries that are reported in common stock and other invested assets and is the excess of the purchase price over the book value of the entity acquired. Statutory goodwill is amortized to unrealized capital gains/(losses) over the period in which the Company benefits economically, not to exceed ten years. Admissible goodwill is limited in the aggregate to 10% of the Company’s adjusted capital and surplus. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as impairment and recorded as a realized loss in the period in which the impairment is identified.

Policy reserves

Life insurance and annuity policy reserves with life contingencies are computed on the basis of statutory mortality and interest requirements and without consideration for withdrawals. Annuity contract reserves without life contingencies are computed on the basis of statutory interest requirements.

Policy reserves for life insurance are valued in accordance with the provision of applicable statutory regulations. Life insurance reserves are determined principally using the Commissioner’s Reserve Valuation Method, using the statutory mortality and interest requirements, without consideration for withdrawals. Some policies contain a surrender value in excess of the reserve as legally computed. This excess is calculated and recorded on a policy-by-policy basis.

Premium stabilization reserves are calculated for certain policies to reflect the Company’s estimate of experience refunds and interest accumulations on these policies. The reserves are invested by the Company. The income earned on these investments is accumulated in this reserve and is used to mitigate future premium rate increases for such policies.

Policy reserves ceded to other insurance companies are recorded as a reduction of the reserve liabilities. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims include provisions for reported life and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such, amounts are estimates, and the ultimate liability may differ from the amount recorded.Any changes in estimates will be reflected in the results of operations when additional information becomes known.

The liabilities for health claim reserves are determined using historical run-out rates, expected loss ratios and statistical analysis. The Company provides for significant claim volatility in areas where experience has fluctuated. The liabilities represent estimates of the ultimate net cost of all reported and unreported claims which are unpaid at year-end. Those estimates are subject to considerable variability in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Liability reserves for variable annuities with guarantees and universal life without secondary guarantees are valued in accordance with Principle-Based Reserving (PBR) methods, outlined in NAIC Valuation Manual Sections 20 and 21. PBR utilizes stochastic models to calculate levels of reserves to cover future benefits that would occur under potentially adverse conditions.

Valuation of deferred taxes

A net deferred tax asset is included in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus which is recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to admissibility limitations prescribed by statutory accounting principles which include estimates of future tax events. The change in deferred income taxes is treated as a component of the change in unassigned deficit.

7.3 Company Results of Operations

Year ended December 31, 2022, compared with the year ended December 31, 2021

The following is a summary of certain financial data of the Company:

	Year Ended December 31,		Increase
Statement of Operations data (In millions)	2022	2021	(decrease)
Premium income and annuity consideration	$13,077	$6,327	$6,750
Net investment income	1,519	1,263	256
Fee and miscellaneous income	487	520	(33)
Reserve adjustment on reinsurance ceded	(5,203)	(1,519)	(3,684)
Other	313	264	49
Total income	10,193	6,855	3,338

Policyholder benefits	12,072	15,213	(3,141)
Increase (decrease) in aggregate reserves for life and accident health policies and contracts	2,630	(1,038)	3,668
Other insurance benefits, expenses and commissions	576	497	79
Net transfers from separate accounts	(5,591)	(8,135)	2,544
Total benefits and expenses	9,687	6,537	3,150

Net gain (loss) from operations after dividends to policyholders and before federal income taxes and net realized capital gains (losses)	506	318	188
Federal income tax expense (benefit)	20	22	(2)
Net gain (loss) from operations before net realized capital gains (losses)	486	296	190
Net realized capital (gains) losses less capital gains tax and transfers to interest maintenance reserve	(23)	(3)	20
Net income (loss)	$509	$299	$210

The Company’s net income increased by $210 million, to $509 million. The increase was primarily due to increased investment income and lower operating expenses.

Premium income and annuity consideration increased by $6,750 million, to $13,077 million primarily due to the inclusion of Prudential premium income acquired in 2022, as well as the recapture of premiums associated with the termination of the modified coinsurance agreement with CLIRBC.

Net investment income increased by $256 million, to $1,519 million primarily due to the income earned on the invested assets transferred from Prudential.

The reserve adjustment on reinsurance ceded changed by $3,684 million, to $(5,203) million primarily due to EAICA terminating the participating insurance modified coinsurance agreement with CLIRBC.

Change in aggregate reserves for life and accident health policies and contracts changed by $3,668 million, to $2,630 million primarily due to the non-recurrence of initial reserves transferred as part of the acquired Prudential business.

Year ended December 31, 2021, compared with the year ended December 31, 2020

The following is a summary of certain financial data of the Company:

	Year Ended December 31,		Increase
Statement of Operations data (In millions)	2021	2020	(decrease)
Premium income and annuity consideration	$6,327	$12,832	$(6,505)
Net investment income	1,263	948	315
Fee and miscellaneous income	520	104	416
Reserve adjustment on reinsurance ceded	(1,519)	7,158	(8,677)
Other	264	212	52
Total income	6,855	21,254	(14,399)

Policyholder benefits	15,213	4,057	11,156
(Decrease) increase in aggregate reserves for life and accident health policies and contracts	(1,038)	16,449	(17,487)
Other insurance benefits, expenses and commissions	497	3,255	(2,758)
Net transfers from separate accounts	(8,135)	(809)	(7,326)
Total benefits and expenses	6,537	22,952	(16,415)

Net gain from operations after dividends to policyholders and before federal income taxes and net realized capital gains	318	(1,698)	2,016
Federal income tax (benefit) expense	22	(20)	42
Net gain from operations before net realized capital gains	296	(1,678)	1,974
Net realized capital (gains) losses less capital gains tax and transfers to interest maintenance reserve	(3)	17	20
Net income	$299	$(1,695)	$1,994

The Company’s net income increased by $1,994 million, to $299 million. The increase was primarily due to the non-recurrence of the ceding commission paid for the MassMutual acquisition in 2020, and growth in 2021 attributed to the acquired MassMutual business.

Premium income and annuity consideration decreased by $(6,505) million, to $6,327 million primarily due to the non-recurrence of initial premium from MassMutual in the previous year offset by new premium from MassMutual in the current year.

Net investment income increased by $315 million, to $1,263 million primarily due to the income earned on the invested assets transferred from MassMutual.

Fee and miscellaneous income increased by $416 million, to $520 million primarily due to the fees from separate account and interest on funds withheld acquired from MassMutual.

The reserve adjustment on reinsurance ceded changed by $(8,677) million, to $(1,519) million primarily due to non-recurrence of the increase from 40% to 90% on coinsurance ceded to CLIRBC in the prior year.

Other income increased $52 million, to $264 million, primarily due to the amortization of transactional IMR related to the MassMutual transaction and increase in the commissions ceded to CLIRBC due to the change in quota share to 90% in the current year from 40% in the previous year.

Policyholder benefits increased by $11,156 million, to $15,213 million primarily due to the increase in surrenders related to the block of business acquired from MassMutual.

Change in aggregate reserves for life and accident health policies and contracts changed by $(17,487) million, to $(1,038) million primarily due to the non-recurrence of initial reserves acquired from MassMutual in the previous year.

Other insurance benefits, expenses and commissions decreased by $(2,758) million, to $497 million primarily due to the non-recurrence of the ceding commission paid to MassMutual in the previous year.

Net transfers from separate accounts changed by $(7,326) million, to $(8,135) million primarily due to the transfers from the MassMutual block of business.

7.4 Individual Markets Segment Results of Operations

Year ended December 31, 2022, compared with the year ended December 31, 2021

The following is a summary of certain financial data of the Individual Markets segment:

	Year Ended December 31,		Increase
Statement of Operations data (In millions)	2022	2021	(decrease)
Premium income and annuity consideration	$2,759	$20	$2,739
Net investment income	285	283	2
Fee and miscellaneous income	8	13	(5)
Reserve adjustment on reinsurance ceded	(5,987)	(415)	(5,572)
Other	192	129	63
Total income	(2,743)	30	(2,773)

Policyholder benefits	150	92	58
(Decrease) in aggregate reserves for life and accident health policies and contracts	(3,091)	(183)	(2,908)
Other insurance benefits, expenses and commissions	48	61	(13)
Net transfers from separate accounts	(4)	(2)	(2)
Total benefits and expenses	(2,897)	(32)	(2,865)

Net gain from operations after dividends to policyholders and before federal income taxes and net realized capital gains (losses)	154	62	92
Federal income tax expense (benefit)	11	(2)	13
Net gain from operations before net realized capital (losses) gains	143	64	79
Net realized capital (gains) losses less capital gains tax and transfers to interest maintenance reserve	(4)	(1)	3
Net income	$147	$65	$82

Net income for the Individual Markets segment increased by $82 million, to $147 million. The increase is primarily due to the ceding commission received as part of the modified coinsurance agreement entered into with Hannover.

Premium income and annuity consideration increased by $2,739 million, to $2,759 million primarily due to the termination and recapture of premiums and related commissions associated with the termination of the modified coinsurance agreement with CLIRBC.

Reserve adjustment on reinsurance ceded changed by $5,572 million, to $(5,987) million primarily due to the termination of its modified coinsurance agreement with CLIRBC and recapture of underlying policies and their related obligations and liabilities.

Change in aggregate reserves for life and accident health policies and contracts changed by $2,908 million, to $(3,091) million primarily due to the modified coinsurance agreement entered into with Hannover.

Year ended December 31, 2021, compared with the year ended December 31, 2020

The following is a summary of certain financial data of the Individual Markets segment:

	Year Ended December 31,		Increase
Statement of Operations data (In millions)	2021	2020	(decrease)
Premium income and annuity consideration	$20	$83	$(63)
Net investment income	283	295	(12)
Fee and miscellaneous income	13	16	(3)
Reserve adjustment on reinsurance ceded	(415)	(372)	(43)
Other	129	138	(9)
Total income	30	160	(130)

Policyholder benefits	92	120	(28)
(Decrease) increase in aggregate reserves for life and accident health policies and contracts	(183)	(123)	(60)
Other insurance benefits, expenses and commissions	61	75	(14)
Net transfers from separate accounts	(2)	(1)	(1)
Total benefits and expenses	(32)	71	(103)

Net gain from operations after dividends to policyholders and before federal income taxes and net realized capital gains	62	89	(27)
Federal income tax benefit	(2)	2	(4)
Net gain from operations before net realized capital gains	64	87	(23)
Net realized capital (gains) losses less capital gains tax and transfers to interest maintenance reserve	(1)	6	7
Net income	$65	$81	$(16)

Net income for the Individual Markets segment decreased by $(16) million, to $65 million. The decrease was primarily due to a decline in the retained block of business. This is a closed block of business in run-off since the Protective Transaction on June 1, 2019.

Premium income and annuity consideration decreased by $(63) million, to $20 million primarily due to lower premiums from participants as well as a decrease in modified coinsurance premium attributed to a decline in the profitability of the participating line of business as this is a closed block of business in run-off.

Reserve adjustment on reinsurance ceded changed by $(43) million, to $(415) million is primarily due to ceding higher death benefits which resulted in a higher release of ceded reserves.

Policyholder benefits decreased by $(28) million, to $92 million primarily due to lower retained death benefits in the participating line of business as compared to the prior year.

Change in aggregate reserves for life and accident health policies and contracts changed by $(60) million, to $(183) million primarily due to higher policyholder benefits paid and lower premiums in the current year as this is a closed block of business in run-off.

7.5 Empower Retirement Segment Results of Operations

Year ended December 31, 2022, compared with the year ended December 31, 2021

The following is a summary of certain financial data of the Empower Retirement segment:

	Year Ended December 31,		Increase
Statement of Operations data (In millions)	2022	2021	(decrease)
Premium income and annuity consideration	$10,317	$6,307	$4,010
Net investment income	1,318	991	327
Fee and miscellaneous income	476	504	(28)
Reserve adjustment on reinsurance ceded	785	(1,104)	1,889
Other	120	135	(15)
Total income	13,016	6,833	6,183

Policyholder benefits	11,922	15,121	(3,199)
Increase in aggregate reserves for life and accident health policies and contracts	5,721	(855)	6,576
Other insurance benefits, expenses and commissions	526	445	81
Net transfers from separate accounts	(5,587)	(8,133)	2,546
Total benefits and expenses	12,582	6,578	6,004

Net (loss) gain from operations after dividends to policyholders and before federal income taxes and net realized capital gains	434	255	179
Federal income tax benefit	32	24	8
Net (loss) gain from operations before net realized capital gains	402	231	171
Net realized capital (gains) losses less capital gains tax and transfers to interest maintenance reserve	(20)	(2)	18
Net (loss) income	$422	$233	$189

Net income for the Empower Retirement segment increased by $189 million, to $422 million. The increase was primarily due to increased net investment income and lower operating expenses.

Premium income and annuity consideration increased by $4,010 million, to $10,317 million, primarily due to the inclusion of Prudential premium income acquired in 2022.

Net investment income increased by $327 million, to $1,318 million, primarily due to the income earned on the invested assets transferred from Prudential.

Reserve adjustment on reinsurance ceded changed by $1,889 million, to $785 million primarily due to the amended coinsurance agreement between the Company and CLIRBC.

Change in aggregate reserves for life and accident health policies and contracts increased by $6,576 million, to $5,721 million primarily due to the non-recurrence of initial reserves transferred as part of the acquired Prudential business.

Year ended December 31, 2021, compared with the year ended December 31, 2020

The following is a summary of certain financial data of the Empower Retirement segment:

	Year Ended December 31,		Increase
Statement of Operations data (In millions)	2021	2020	(decrease)
Premium income and annuity consideration	$6,307	$12,749	$(6,442)
Net investment income	991	630	361
Fee and miscellaneous income	504	81	423
Reserve adjustment on reinsurance ceded	(1,104)	7,530	(8,634)
Other	135	74	61
Total income	6,833	21,064	(14,231)

Policyholder benefits	15,121	3,937	11,184
Increase in aggregate reserves for life and accident health policies and contracts	(855)	16,572	(17,427)
Other insurance benefits, expenses and commissions	445	3,182	(2,737)
Net transfers from separate accounts	(8,133)	(808)	(7,325)
Total benefits and expenses	6,578	22,883	(16,305)

Net gain from operations after dividends to policyholders and before federal income taxes and net realized capital gains	255	(1,819)	2,074
Federal income tax (benefit) expense	24	(22)	46
Net gain from operations before net realized capital gains	231	(1,797)	2,028
Net realized capital (gains) losses less capital gains tax and transfers to interest maintenance reserve	(2)	11	13
Net income	$233	$(1,808)	$2,041

Net income for the Empower Retirement segment increased by $2,041 million, to $233 million. The increase was primarily due to the non-recurrence of the ceding commission paid to MassMutual in 2020.

Premium income and annuity consideration decreased by $(6,442) million, to $6,307 million, primarily due to the non-recurrence of the initial reinsurance premium on the MassMutual transaction in prior year and lower transfers into the general account from Empower recordkeeping participants partially offset by lower ceded premiums to CLIRBC and new premiums from MassMutual in the current year.

Net investment income increased by $361 million, to $991 million primarily due to the income earned on the invested assets transferred from MassMutual.

Fee and miscellaneous income increased by $423 million, to $504 million primarily due to the fees from separate account and the funds withheld receivable acquired from MassMutual .

Reserve adjustment on reinsurance ceded changed by $(8,634) million, to $(1,104) million primarily due to non-recurrence of the increase from 40% to 90% on coinsurance ceded to CLIRBC in the prior year.

Other income increased $61 million, to $135 million, primarily due to amortization of transactional IMR related to the MassMutual transaction and increase in commissions ceded to CLIRBC due to change in quota share premium from 90% in current year to 40% in prior year.

Policyholder benefits increased by $10,669 million to $15,121 million, primarily due to the increase in surrenders related to the block of business acquired from MassMutual.

Change in aggregate reserves for life and accident health policies and contracts decreased by $(17,427) million, to $(855) million primarily due to the non-recurrence of initial reserves acquired from MassMutual.

Other insurance benefits, expenses, and commissions decreased by $(2,737) million, to $445 million, primarily due to the non-recurrence of initial ceding commission paid to MassMutual in 2020.

Net transfers from separate accounts changed by $(7,325) million, to $(8,133) million, primarily due to the transfers from MassMutual.

7.6 Other Segment Results of Operations

Year ended December 31, 2022, compared with the year ended December 31, 2021

The following is a summary of certain financial data of the Other segment:

	Year Ended December 31,		Increase
Statement of Operations data (In millions)	2022	2021	(decrease)
Net investment income	$(84)	$(11)	$(73)
Fee and miscellaneous income	3	3	—
Total income	(81)	(8)	(73)

Other expenses and commissions	1	(9)	10
Total benefits and expenses	1	(9)	10

Net gain from operations after dividends to policyholders and before federal income taxes and net realized capital gains	(82)	1	(83)
Federal income tax expense	(23)	—	(23)
Net income (loss)	$(59)	$1	$(60)

Net loss of $59 million for the Other segment decreased by $(60) million, from net income of $1 million.  The decrease was primarily due to lower net investment income as a result of the decline on investment assets due to the market environment through the current year.

Year ended December 31, 2021, compared with the year ended December 31, 2020

The following is a summary of certain financial data of the Other segment:

	Year Ended December 31,		Increase
Statement of Operations data (In millions)	2021	2020	(decrease)
Net investment income	$(11)	$23	$(34)
Fee and miscellaneous income	3	7	(4)
Total income	(8)	30	(38)

Other expenses and commissions	(9)	(2)	(7)
Total benefits and expenses	(9)	(2)	(7)

Net gain (loss) from operations after dividends to policyholders and before federal income taxes and net realized capital gains	1	32	(31)
Federal income tax expense (benefit)	—	—	—
Net income (loss)	$1	$32	$(31)

Net income of $1 million for the Other segment decreased by $(31) million, from $32 million.  The decrease was primarily due to lower net investment income as a result of an increase in interest expense related to surplus notes.

7.7 Investment Operations

The Company’s primary investment objective is to acquire assets with duration and cash flow characteristics reflective of its liabilities, while meeting industry, size, issuer and geographic diversification standards.  Formal liquidity and credit quality parameters have also been established.

The Company follows rigorous procedures to control interest rate risk and observes strict asset and liability matching guidelines.  These guidelines ensure that even under changing market conditions, the Company’s assets should meet the cash flow and income requirements of its liabilities.  Using dynamic modeling to analyze the effects of a range of possible market changes upon investments and policyholder benefits, the Company works to ensure that its investment portfolio is appropriately structured to fulfill financial obligations to its policyholders.

The following table presents the percentage distribution of the admitted values of the Company’s general account investment portfolio:

	December 31,
(In millions)	2022		2021
Bonds	$29,869	68.5%	$26,797	69.0%
Preferred stock	82	0.2%	117	0.3%
Common stock	2,112	4.8%	220	0.6%
Mortgage loans	6,132	14.1%	4,304	11.1%
Real estate	55	0.1%	40	0.1%
Contract loans	3,806	8.7%	3,796	9.8%
Cash, cash equivalents and short-term investments	375	0.9%	2,449	6.3%
Securities lending collateral assets	107	0.2%	126	0.3%
Other invested assets	1,078	2.5%	1,010	2.5%
Total cash and invested assets	$43,616	100.0%	$38,859	100.0%

Bonds

Bonds include public and privately placed corporate bonds, government bonds, and mortgage-backed and asset-backed securities.  Included in bonds are perpetual debt investments which primarily consist of junior subordinated debt instruments that have no stated maturity date but pay fixed or floating interest in perpetuity.  The Company’s strategy related to mortgage-backed and asset-backed securities is to focus on those investments with low prepayment risk and minimal credit risk.

Private placement investments are generally less marketable than publicly traded assets, yet they typically offer enhanced covenant protection that allows the Company, if necessary, to take appropriate action to protect its investment.  The Company believes that the cost of the additional monitoring and analysis required by private placement investments is more than offset by their enhanced yield.

One of the Company’s primary objectives is to ensure that its bond portfolio is maintained at a high average credit quality to limit credit risk.  All securities are internally rated by the Company on a basis intended to be similar to that of independent external rating agencies.

The percentage distribution of the book adjusted carrying value of the Company’s long-term bond portfolio by NAIC designation is summarized as follows:

	December 31,
NAIC Designations	2022	2021
NAIC 1	52.9%	54.2%
NAIC 2	45.1%	43.6%
NAIC 3 through 6	2.0%	2.2%
Total	100.0%	100.0%

The percentage distribution of the book adjusted carrying value of the industrial and miscellaneous category of the long-term bond portfolio, calculated as a percentage of total bonds, is summarized as follows:

	December 31,
Sector	2022	2021
Finance	22.7%	21.3%
Utility	15.1%	14.2%
Consumer	12.2%	12.5%
Other	11.3%	11.6%
Natural resources	7.7%	6.9%
Transportation	3.8%	3.6%

Common Stocks

The Company’s common stocks are comprised primarily of investments in subsidiaries. Investments in domestic life subsidiaries and certain other subsidiaries are carried at their statutory equity value whereas investments in majority owned subsidiaries are generally carried at their Statutory or US GAAP equity value.

Mortgage Loans

The Company’s mortgage loans are comprised primarily of domestic commercial collateralized loans.  The mortgage loan portfolio is diversified with regard to geographical markets and commercial mortgage property types.  The Company originates, directly or through correspondents, or acquires mortgages in the secondary market with the intent to hold to maturity.  The Company’s portfolio includes loans which are fully amortizing, amortizing with a balloon balance at maturity, interest only to maturity, and interest only for a number of years followed by an amortizing period.

Derivatives

The Company uses certain derivatives, such as futures, swaps, forwards, and interest rate swaptions, for purposes of managing the interest rate, foreign currency exchange rate, and equity market risks impacting the Company’s business.  These derivatives, when taken alone, may subject the Company to varying degrees of market and credit risk; however, since used for hedging purposes, these instruments are intended to reduce risk.  Derivatives that qualify for hedge accounting treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset or liability. At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the designation of the derivative is determined based on specific criteria of the transaction. Derivatives where hedge accounting is either not elected or that are not eligible for hedge accounting are stated at fair value with changes in fair value recognized in unassigned surplus in the period of change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration and are generally recognized in net income and may be subject to IMR. For derivative instruments where hedge accounting is either not elected or the transactions are not eligible for hedge accounting, changes in interest rates, foreign currencies, or equity markets may generate derivative gains or losses which may cause the Company to experience volatility in capital and surplus.  The Company controls the credit risk of its over-the-counter derivative contracts through credit approvals, limits, monitoring procedures, and in most cases, requiring collateral.  Risk of loss is generally limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

Investment Yield

Net investment income includes interest income, dividends, the amortization of premiums, discounts and origination fees.

To analyze investment performance, the Company excludes net investment income related to derivative instruments in order to assess underlying profitability and results from ongoing operations.  Net investment income performance is summarized as follows:

	Year Ended December 31,
(In millions)	2022	2021	2020
Net investment income	$1,519	$1,263	$948
Less:
Net investment income from derivative instruments	40	31	19
Net investment income excluding derivative investments	$1,479	$1,232	$929
Average invested assets, at amortized cost	42,119	37,388	24,462
Yield on average invested assets	3.51%	3.30%	3.80%

7.8 Liquidity and Capital Resources

Liquidity refers to a company’s ability to generate sufficient cash flows to meet the short-term needs of its operations.  The Company manages its operations to create stable, reliable, and cost-effective sources of cash flows to meet all of its obligations. The liquidity of the Company’s investment portfolio is regularly monitored to ensure that a sufficient amount of liquid assets are held to meet its obligations under a variety of market stress scenarios.

The principal sources of the Company’s liquidity are premiums and contract deposits, fees, investment income, and investment maturities and sales.  Funds provided from these sources are reasonably predictable and normally exceed liquidity requirements for payment of policy benefits, payments to policy and contract holders in connection with surrenders and withdrawals, and general expenses. However, since the timing of available funds cannot always be matched precisely to commitments, imbalances may arise when demands for funds exceed those on hand. A primary liquidity concern regarding cash flows from operations is the risk of early policyholder and contract holder withdrawals. To mitigate that risk the Company’s group annuity contracts include provisions to protect the Company against a sudden redemption by group customers through either market value adjustments applicable to the redemption value or the ability to defer payments over a period time. A primary liquidity concern regarding investment activity is the risk of defaults and market volatility.

In addition, a demand for funds may arise as a result of the Company taking advantage of current investment opportunities.  The sources of the funds that may be required in such situations include the issuance of commercial paper or other debt instruments.

Management believes that the liquidity profile of its assets is sufficient to satisfy the short-term liquidity requirements of reasonably foreseeable scenarios.

Generally, the Company has met its operating requirements by utilizing cash flows from operations and maintaining appropriate levels of liquidity in its investment portfolio.  Liquidity for the Company is evidenced by the amounts of short-term investments and cash and cash equivalents that totaled $375 million and $2,449 million as of December 31, 2022 and 2021, respectively. As of December 31, 2021 the Company held additional short-term investments, cash and cash equivalents in anticipation of the Prudential transaction that occurred on April 1, 2022. In addition, 98% and 98% of the bond portfolio carried an investment grade rating at December 31, 2022 and 2021, respectively, which provides liquidity to the Company’s overall investment portfolio.

The Company continues to be well capitalized with sufficient borrowing capacity.  Additionally, the Company anticipates that liquid investments and the borrowing capacity, as well as the net cash generated by operating activities will be sufficient to meet the forecasted needs of the business. The Company’s financial strength provides the capacity and flexibility to enable it to raise funds in the capital markets through the issuance of commercial paper.  The Company had $100 million and $96 million of commercial paper outstanding as of December 31, 2022 and 2021, respectively.  The commercial paper has been given a rating of A-1+ by Standard & Poor’s Ratings Services and a rating of P-1 by Moody’s Investors Service, each being the highest rating available.  The Company’s issuance of commercial paper is not used to fund daily operations and does not have a significant impact on the Company’s liquidity.

The Company also has available a revolving credit facility agreement with U.S. Bank, which expires on June 1, 2023, in the amount of $50 million for general corporate purposes.  The Company had no borrowings under this credit facility as of or during the year ended December 31, 2022.  The Company does not anticipate the need for borrowings under this facility and the loss of its availability would not significantly impact its liquidity.

The Company is a member of the Federal Home Loan Bank of Topeka ("FHLB") which provides access to billions of low-cost funding dollars to banks, credit unions, insurance companies and community development financial institutions in the United States. At December 31, 2022, the Company had assets of approximately $889 million that could be used as collateral for any draw with the FHLB. No amounts were borrowed as of December 31, 2022.

The Company's indirect parent, Great-West Lifeco U.S., maintains a line of credit which could be drawn on as an alternate source of liquidity.

Capital resources provide protection for policyholders and financial strength to support the underwriting of insurance risks and allow for continued business growth.  The amount of capital resources that may be needed is determined by the Company’s senior management and Board of Directors, as well as by regulatory requirements.  The allocation of resources to new long-term business commitments is designed to achieve an attractive return, tempered by considerations of risk and the need to support the Company’s existing business.

Risk-based capital ("RBC") is a regulatory tool for measuring the minimum amount of capital appropriate for a life, accident and health organization to support its overall business operations in consideration of its size and risk profile. The Division requires the Company to maintain minimum capital and surplus equal to the company action level as calculated in the RBC model. The Company exceeds the required amount.

7.9 Off-Balance Sheet Arrangements

The Company makes commitments to fund partnership interests, mortgage loans, and other investments in the normal course of its business.  The amounts of these unfunded commitments at December 31, 2022 and 2021 were $889 million and $1,172 million, respectively.  The precise timing of the fulfillment of the commitment cannot be predicted; however, these amounts may be required to be paid within one year of the dates indicated. There are no other obligations or liabilities arising from such arrangements that are reasonably likely to become material.

The Company enters into derivative transactions to manage various risks, including interest rate and foreign currency exchange risk associated with its invested assets and liabilities. Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty.  Securities pledged to the Company were $2 million and $23 million at December 31, 2022 and 2021, respectively, are held in a custodial account for the benefit of the Company, and generally consist of U.S. government or U.S. government agency securities. These securities have not been recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

The Company, as lessee, has entered into various lease and sublease agreements primarily for the rental of office space.

The Company maintains a corporate credit facility agreement in the amount of $50 million for general corporate purposes.  The Company had no borrowings under the credit facility either at or during the years ended December 31, 2022 and 2021.

In addition, the Company has other letters of credit with a total amount of $9 million, renewable annually for an indefinite period of time.

7.10 Contractual Obligations

As part of the Personal Capital acquisition, the Company included contingent consideration based on the potential achievement of certain key metrics. An initial contingent consideration earn-out value of $20 million represented management’s best estimate, which could be up to $175 million based on the achievement of growth in assets under management metrics defined in the Merger Agreement, payable following measurements through December 31, 2021 and December 31, 2022.

The contingent consideration provision was increased by $80,000 in 2021 for a total contingent consideration provision of $100,000 at December 31, 2021. The increase in 2021 was due to growth in net new assets above the amount assumed at the date of acquisition. In 2022, the Company paid $59,000 of the contingent consideration based on metrics achieved in 2021 and then subsequently released the remaining $41,000 contingent consideration previously accrued as the current growth in net new assets was below the level where further contingent consideration would be payable. Changes in the fair value of the contingent consideration measured in accordance with the Merger Agreement subsequent to the completion of the purchase price allocation are recognized in operating and administrative expenses in the Consolidated Statements of Earnings.

Rent expense for the years ended December 31, 2022, 2021 and 2020 were $29,024, $30,243 and $25,324 respectively.

From time to time, the Company enters into agreements or contracts, including capital leases, to purchase goods or services in the normal course of its business.  However, these agreements and contracts are not material and are excluded from the table above.

7.11 Application of Recent Accounting Pronouncements

See Note 2 to the accompanying financial statements for a further discussion of the application of recent accounting pronouncements.

Item 7A.  Quantitative and Qualitative Disclosures About Market Risk

The Company has established processes and procedures to effectively identify, monitor, measure, and manage the risks associated with its invested assets and its interest rate sensitive insurance and annuity products.  Management has identified investment portfolio management, including the use of derivative instruments, insurance and annuity product design, and asset/liability management as three critical means to accomplish a successful risk management program.

The major risks to which the Company is exposed include the following:

•	Market risk - the potential of loss arising from adverse fluctuations in interest rates and equity market prices and the levels of their volatility.

•	Insurance risk - the potential of loss resulting from claims, persistency, and expense experience exceeding that assumed in the liabilities held.

•	Credit risk - the potential of loss arising from an obligor’s failure to meet its obligations to the Company.

•	Operational and corporate risk - the potential of direct or indirect loss resulting from inadequate or failed internal processes, people and systems, or from other external events.

Market risk

The Company’s exposure to interest rate changes results from its significant holdings of floating rate debt, bonds, mortgage loans, and interest rate sensitive liabilities.  The bonds primarily consist of direct obligations of the U.S. government and its agencies, direct obligations of U.S. states and their subdivisions, corporate debt securities, and asset-backed and mortgage-backed securities.  All of these investments are exposed to changes in interest rates.  Interest rate sensitive product liabilities, primarily those liabilities associated with annuity contracts and universal life insurance contracts,, have the same type of interest rate risk exposure as bonds and mortgage loans.

To reduce interest rate risk, the Company performs periodic projections of asset and liability cash flows in order to evaluate the interest rate sensitivity of its bonds and its product liabilities to interest rate movements.  For determinate liabilities, i.e. liabilities with stable, predictable cash flows on products that can’t be repriced (for example, certificate annuities and payout annuities), asset/liability cash flow mismatches are monitored and the asset portfolios are rebalanced as necessary to keep the mismatches within tolerance limits.  For these determinate liabilities, the investment policy predominantly requires assets with stable, predictable cash flows so that changes in interest rates will not cause changes in the timing of asset cash flows resulting in mismatches.  For indeterminate liabilities, i.e. liabilities that have less predictable cash flows but that can be repriced (for example, portfolio annuities), the potential mismatch of assets and liabilities is tested under a wide variety of interest rate scenarios.  The potential cost of this mismatch is calculated.  If the potential cost is considered to be too high, actions considered would include rebalancing the asset portfolio and/or purchasing derivatives that reduce the risk as part of the hedging strategy program discussed below.  For each major block of indeterminate liabilities, the asset and liability positions are reviewed in senior management meetings to proactively recommend changes in the current investment strategy and/or a rebalance of the asset portfolio.

The Company has strict operating policies which prohibit the use of derivative instruments for speculative purposes, permit derivative transactions only with approved counterparties, specify limits on concentration of risk, and provide requirements of reporting and monitoring systems. The Company supports a hedging strategy program that consists of the use of various derivative instruments including futures, interest rate swaps, and options such as interest rate swaptions.  Derivative strategies include the following:

•	Futures are commitments to either purchase or sell designated financial instruments at a future date for a specified price.

•	Interest rate swaps involve the periodic exchange of cash flows with third parties at specified intervals calculated using agreed upon rates or other financial variables.

•	Option contracts grant the purchaser, in consideration for the payment of a premium, the right to either purchase from or sell to the issuer a financial instrument at a specified price within a specified time period or on a stated date. Interest rate swaptions grant the purchaser the right to enter into a swap with predetermined fixed-rate payments over a predetermined time period on the exercise date.

The Company has estimated the possible effects of interest rate changes at December 31, 2022.  If interest rates increased by 100 basis points (1.00%), the December 31, 2022 fair value of the fixed income assets in the general account would decrease by approximately $1.9 billion. If interest rates decreased by 100 basis points (1.00%), the December 31, 2021 fair value of the fixed income assets in the general account would increase by approximately $2.4 billion. These calculations use projected asset cash flows, discounted back to December 31, 2022.  The cash flow projections are shown in the table below.  The table below shows cash flows rather than expected maturity dates because many of the Company’s assets have substantial expected principal payments prior to the final maturity date.  The fair value shown in the table below was calculated using spot discount interest rates that varied by the year in which the cash flows are expected to be received.  The spot rates in the benchmark calculation range from 4.786% to 5.617%.

Projected cash flows by calendar years (In millions)	Benchmark	Interest rate increase one percent	Interest rate decrease one percent
2022	$4,163	$4,073	$4,322
2023	4,779	4,743	4,827
2024	5,004	5,047	5,056
2025	5,587	5,616	5,651
2026	6,211	6,234	6,242
Thereafter	30,258	30,379	30,039
Undiscounted total	$56,002	$56,092	$56,137

Fair value	$40,538	$38,600	$42,937

The Company administers separate account variable annuities and provides other investment and retirement services where fee income is earned based upon a percentage of account balances.  Fluctuations in fund asset levels occur as a result of both changes in cash flow and general market conditions.  There is a market risk of lower fee income if equity markets decline.  If equity markets were to decline by 10% from benchmark levels at December 31, 2022, the Company’s associated net fee income after payment of subadvisor fees in 2022 would decline by approximately $12 million.

The Company’s surplus assets include equity investments, primarily partnership interests.  There is a market risk of lower asset values if equity markets decline.  If equity markets were to decline by 10%, the Company would have an additional unrealized loss of approximately $51.4 million on equity investments.  This unrealized loss would not impact statutory net income but would reduce capital and surplus.

The Company has sold variable annuities with various forms of GMDB and GLWB. The Company is required to hold future policy benefit liabilities for these guaranteed benefits.  If equity markets were to decline by 10%, the liability for GMDB and GLWB would increase by approximately $0.68 million. The Company’s assets backing the dynamic hedging program for the GLWB product would be expected to increase $3.9 million.  Therefore the net impact to variable annuities with various forms of guarantees for a 10% decline in the equity markets is estimated to be $3.3 million decrease.

Insurance risk

The Company manages the risks associated with its insurance and other contractual liabilities through the use of actuarial modeling techniques.  These techniques utilize significant assumptions including morbidity, mortality, persistency, expenses, and the cash flow stream of benefit payments.  Through these techniques, the Company attempts to match the anticipated cash flow streams of its invested assets with the anticipated cash flow streams of its insurance and other contractual obligations.  The cash flows associated with determinate policy liabilities are not interest rate sensitive but will vary based upon the timing and amount of benefit payments.  The primary risks associated with these liabilities are that the benefits will exceed those anticipated in the actuarial modeling or that the actual timing of the payment of benefits will differ from what was anticipated.

The Company utilizes reinsurance programs to control its exposure to general insurance risks.  Reinsurance agreements do not relieve the Company from its direct obligations to its insured.  However, an effective reinsurance program limits the Company’s exposure to potentially large losses.  The failure of reinsurers to honor their obligations could result in losses to the Company.  To manage this risk, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk relative to the reinsurers in order to minimize its exposure to significant losses from reinsurer insolvencies.

Credit risk

Credit risk is the risk the Company assumes if its debtors, customers, reinsurers, or other counterparties and intermediaries may fail to pay their contractual obligations when they come due and may manifest itself through the downgrading of credit ratings of counterparties.  It is the Company’s general policy to acquire only investment grade assets to enable it to provide for future policy obligations and to minimize undue concentrations of assets in any single geographic area, industry, or entity.  To minimize this risk, management regularly reviews the credit ratings of the entities in which the Company invests.  These credit ratings are internally derived by the Company, taking into consideration ratings from several external credit rating agencies.

Operational and corporate risk

The Company manages and mitigates internal operational risk through integrated and complementary policies, procedures, processes, and practices.  Human Resources hiring practices, performance evaluations and promotion, and compensation practices are designed to attract, retain and develop the skilled personnel required.  A comprehensive job evaluation process is in place and training and development programs are supported.  Each business area provides training designed for its specific needs and has developed internal controls for significant processes.  Processes and controls are monitored and redefined by the business areas and subject to review by the Company’s internal audit staff.  The Company applies a robust project management discipline to all significant initiatives.

Appropriate security measures protect premises and information.  The Company has emergency procedures in place for short-term incidents and is committed to maintaining business continuity and disaster recovery plans at every business location for the recovery of critical functions in the event of a disaster, including offsite data backup and work facilities.  The Company maintains various corporate insurance coverages such as property, general liability, excess liability, automobile liability, workers’ compensation, financial institution bonds, other regulatory bonds, and professional liability insurance to protect its owned property assets and to insure against certain third-party liabilities.

The Company’s businesses are subject to various regulatory requirements imposed by regulation or legislation applicable to insurance companies and companies providing financial services.  These regulations are primarily intended to protect policyholders and beneficiaries.  Material changes in the regulatory framework or the failure to comply with legal and regulatory requirements could have a material adverse effect on the Company.  The Company monitors compliance with legal and regulatory requirements in all jurisdictions in which it conducts business and assesses trends in legal and regulatory change to keep business areas current and responsive.

In the course of its business activities, the Company may be exposed to the risk that some actions may lead to damaging its reputation and hence damage its future business prospects.  These actions may include unauthorized activities of employees or others associated with the Company, inadvertent actions of the Company that become publicized and damage its reputation, regular or past business activities of the Company that become the subject of regulatory or media scrutiny or litigation and, due to a change of public perception, cause damage to the Company.  To manage or mitigate this risk, the Company has ongoing controls to limit the unauthorized activities of people associated with it.  The Company has adopted a Code of Business Conduct and Ethics which sets out the standards of business conduct to be followed by all of its directors, officers, and employees.

Item 8.     Financial Statements and Supplementary Data

Deloitte & Touche LLP 1601 Wewatta Street, Suite 400 Denver, CO,80202 USA Tel: +1 303-292-5400 Fax: 303 312 4000 www.Deloitte.com

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholder of

Empower Annuity Insurance Company of America

Greenwood Village, Colorado

Opinions

We have audited the statutory-basis financial statements of Empower Annuity Insurance Company of America (formerly known as Great-West Life & Annuity Insurance Company) (the “Company”) (a wholly-owned subsidiary of Empower Holdings, Inc.), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2022 and 2021, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the each of the three years in the period ended December 31, 2022, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years then ended in accordance with the accounting practices prescribed or permitted by the Colorado Division of Insurance described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years ended December 31, 2022.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Colorado Division of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Colorado Division of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

The Company engages in various related-party transactions with affiliates under common control as discussed in Note 3 to the statutory-basis financial statements. The accompanying statutory-basis financial statements are not necessarily indicative of the conditions that would have existed or the results of operations that would prevail if the Company had been operated as an unaffiliated company. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Colorado Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks.

Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Other Information Included in the Annual Report

Management is responsible for the other information included in the annual report. The other information comprises the information included in the annual report but does not include the statutory-basis financial statements and our auditor’s report thereon. Our opinion on the statutory-basis financial statements does not cover the other information, and we do not express an opinion or any form of assurance thereon.

In connection with our audits of the statutory-basis financial statements, our responsibility is to read the other information and consider whether a material inconsistency exists between the other information and the statutory-basis financial statements, or the other information otherwise appears to be materially misstated. If, based on the work performed, we conclude that an uncorrected material misstatement of the other information exists, we are required to describe it in our report.

Report on Supplemental Schedules

Our 2022 audit was conducted for the purpose of forming an opinion on the 2022 statutory-basis financial statements as a whole. The supplemental schedule of investment risk interrogatories, the supplemental summary investment schedule, the supplemental schedule of selected financial data, and the supplemental schedule of reinsurance contracts with risk-limiting features as of and for the year ended December 31, 2022, are presented for purposes of additional analysis and are not a required part of the 2022 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules  have been subjected to the auditing procedures applied in our audit of the 2022 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2022 statutory-basis financial statements as a whole.

April 20, 2023

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2022 and 2021

(In Thousands, Except Share Amounts)

	December 31,
	2022	2021
Admitted assets:
Cash and invested assets:
Bonds	$29,868,677	$26,797,337
Preferred stock	82,247	116,878
Common stock	2,111,584	220,224
Mortgage loans (net of allowances of $646 and $745)	6,132,049	4,304,031
Real estate occupied by the company	34,952	38,451
Real estate held for the production of income	18,449	1,741
Real estate- held for sale	1,656	—
Contract loans	3,805,700	3,795,766
Cash, cash equivalents and short-term investments	375,173	2,448,555
Securities lending collateral assets	107,068	126,254
Other invested assets	1,077,698	1,009,718
Total cash and invested assets	43,615,253	38,858,955

Investment income due and accrued	346,993	272,051
Premiums deferred and uncollected	13,467	16,102
Reinsurance recoverable	259,114	211,857
Funds held or deposited with reinsured companies	6,489,137	6,581,244
Current federal income taxes recoverable	19,581	33,715
Deferred income taxes	101,992	22,464
Due from parent, subsidiaries and affiliates	234,738	91,587
Other assets	1,293,986	530,688
Assets from separate accounts	22,913,246	29,244,525
Total admitted assets	$75,287,507	$75,863,188

See notes to statutory financial statements.	Continued

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2022 and 2021

(In Thousands, Except Share Amounts)

	December 31,
	2022	2021
Liabilities, capital and surplus:
Liabilities:
Reserves for life insurance and annuities and accident and health policies	$36,433,935	$33,909,465
Liability for deposit-type contracts	8,051,601	7,212,008
Provision for policyholders' dividends	5,103	10,042
Liability for premiums received in advance	47	2
Unearned investment income	351	5,031
Asset valuation reserve	262,562	236,291
Interest maintenance reserve	120,537	479,748
Due to parent, subsidiaries and affiliates	6,681	2,616
Commercial paper	99,760	95,988
Payable under securities lending agreements	107,068	126,254
Other liabilities	3,766,038	1,621,862
Liabilities from separate accounts	22,913,246	29,244,515
Total liabilities	71,766,929	72,943,822

Commitments and contingencies (see Note 19)

Capital and surplus:
Preferred stock, $1 par value, 50,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $1 par value; 50,000,000 shares authorized; 19,453,463 and 16,862,210 shares issued and outstanding in 2022 and 2021, respectively	19,453	16,862
Surplus notes	2,111,325	2,112,656
Gross paid in and contributed surplus	4,596,284	3,786,229
Unassigned deficit	(3,206,484)	(2,996,381)
Total capital and surplus	3,520,578	2,919,366
Total liabilities, capital and surplus	$75,287,507	$75,863,188

See notes to statutory financial statements.	Concluded

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Statutory Statements of Operations

Years Ended December 31, 2022, 2021 and 2020

(In Thousands)

	Year Ended December 31,
	2022	2021	2020
Income:
Premium income and annuity consideration	$13,076,730	$6,326,927	$12,831,872
Net investment income	1,518,554	1,262,737	948,344
Amortization of interest maintenance reserve	56,131	68,148	39,141
Commission and expense allowances on reinsurance ceded	256,754	195,658	172,698
Reserve adjustment on reinsurance ceded	(5,202,723)	(1,518,822)	7,157,573
Other income (1)	486,940	519,882	103,769
Total income	10,192,386	6,854,530	21,253,397

Expenses:
Death benefits	123,027	74,119	92,253
Annuity benefits	249,200	202,893	95,252
Disability benefits and benefits under accident and health policies	131	68	76
Surrender benefits	11,577,685	14,800,797	3,842,313
Increase (decrease) in aggregate reserves for life and accident and health policies and contracts	2,630,025	(1,038,595)	16,448,620
Other benefits	116,731	125,116	8,722
Total benefits	14,696,799	14,164,398	20,487,236
Commissions	298,348	38,460	2,222,528
Other insurance expenses	396,033	543,438	371,028
Net transfers from separate accounts	(5,591,198)	(8,135,847)	(809,028)
Interest maintenance reserve reinsurance activity	(118,906)	(83,737)	661,450
Total benefit and expenses	9,681,076	6,526,712	22,933,214

Net gain (loss) from operations before dividends to policyholders, federal income taxes and realized capital gains (losses)	511,310	327,818	(1,679,817)
Dividends to policyholders	5,108	9,847	18,497
Net gain (loss) from operations after dividends to policyholders and before federal income taxes and net realized capital gains (losses)	506,202	317,971	(1,698,314)
Federal income tax expense (benefit)	20,399	22,402	(20,260)
Net gain (loss) from operations before net realized capital gains (losses)	485,803	295,569	(1,678,054)
Net realized capital gains (losses) less capital gains tax and transfers to interest maintenance reserve	23,630	3,399	(16,958)
Net income (loss)	$509,433	$298,968	$(1,695,012)

(1) Prior period amounts have been updated to conform to current period presentation.

See notes to statutory financial statements.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2022, 2021 and 2020

(In Thousands)

	Year Ended December 31,
	2022	2021	2020

Capital and surplus, beginning of year	$2,919,366	$2,161,307	$1,441,755

Net income (loss)	509,433	298,968	(1,695,012)
Dividends to stockholder	(231,000)	(506,000)	(357,752)
Change in net unrealized capital losses, net of income taxes	(197,630)	(57,312)	(288,936)
Change in minimum pension liability, net of income taxes	3,828	1,054	(1,589)
Change in asset valuation reserve	(26,271)	(34,288)	(7,971)
Change in non-admitted assets	(416,925)	(26,148)	(708,501)
Change in net deferred income taxes	(13,785)	(23,502)	256,714
Capital paid-in	2,591	3	9,539
Surplus paid-in	810,055	4,210	3,067,719
Change in surplus as a result of reinsurance	176,860	(83,840)	(83,521)
Change in capital and surplus as a result of separate accounts	10	—	—
Change in unrealized foreign exchange capital (losses) gains	(14,623)	(5,762)	2,693
Change in surplus notes	(1,331)	1,190,676	526,169
Net change in capital and surplus for the year	601,212	758,059	719,552

Capital and surplus, end of year	$3,520,578	$2,919,366	$2,161,307

See notes to statutory financial statements.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Statutory Statements of Cash Flows

Years Ended December 31, 2022, 2021 and 2020

(In Thousands)

	Year Ended December 31,
	2022	2021	2020
Operating activities:
Premium income, net of reinsurance	$10,733,447	$6,111,400	$6,588,902
Investment income received, net of investment expenses paid	1,420,420	1,268,121	809,931
Other miscellaneous income received	639,538	676,928	59,348
Benefit and loss related payments, net of reinsurance	(16,948,045)	(17,574,577)	(3,803,044)
Net transfers from separate accounts	5,591,014	8,135,856	816,837
Commissions, other expenses and taxes paid	(821,008)	(516,711)	(2,758,668)
Dividends paid to policyholders	(10,114)	(18,101)	(24,228)
Federal income taxes received (paid), net	36,840	120,217	(18,530)
Net cash provided by (used in) operating activities	642,092	(1,796,867)	1,670,548

Investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	4,571,491	5,229,242	2,794,468
Stocks	71,442	11,589	53
Mortgage loans	301,006	452,409	295,116
Other invested assets	71,959	14,017	38,065
Net (losses) gains on cash, cash equivalents and short-term investments	(3,442)	(1,134)	83
Miscellaneous proceeds	912,872	58,571	544,448
Cost of investments acquired:
Bonds	(4,916,161)	(6,607,132)	(6,396,829)
Stocks	(2,152,015)	(4,554)	(221,630)
Mortgage loans	(1,021,075)	(655,511)	(89,330)
Real estate	(18,500)	—	(2,724)
Other invested assets	(374,267)	(351,303)	(905,616)
Miscellaneous applications	(1,034,574)	(220,740)	(274,834)
Net change in contract loans and premium notes	488	170,563	127,912
Net cash used in investing activities	(3,590,776)	(1,903,983)	(4,090,818)

Financing and miscellaneous activities:
Surplus notes	—	1,192,007	527,500
Capital and paid in surplus	812,422	3,756	3,076,665
Deposit-type contracts, net of withdrawals	723,946	1,865,132	1,963,991
Dividends to stockholder	(231,000)	(506,000)	(357,752)
Funds borrowed (repaid), net	3,772	(2,995)	(916)
Other	(433,839)	126,580	(136,621)
Net cash provided by financing and miscellaneous activities	875,301	2,678,480	5,072,867

Net (decrease) increase in cash, cash equivalents and short-term investments and restricted cash	(2,073,383)	(1,022,370)	2,652,597
Cash, cash equivalents and short-term investments and restricted cash:
Beginning of year	2,448,556	3,470,926	818,329
End of year	$375,173	$2,448,556	$3,470,926

The cash, cash equivalents and short-term investments and restricted cash balance includes $1 and $1 of restricted cash as of December 31, 2022 and 2021, respectively, which is non-admitted and not included in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

See notes to statutory financial statements.	Continued

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Statutory Statements of Cash Flows

Years Ended December 31, 2022, 2021 and 2020

(In Thousands)

	Year Ended December 31,
	2022	2021	2020
Non-cash investing and financing transactions during the year:

Share-based compensation expense	$223	$457	$593

In 2022, non-cash transfers of $5,340 million of assets and liabilities occurred as part of the Prudential transaction. Also in 2022, non-cash transfers of $330 million occurred as part of the unamortized ceding commission to Hannover Life Reassurance Company of America (Bermuda) LTD ("Hannover"). In 2020, non-cash transfers of $9,848 million of assets and liabilities occurred as a part of the MassMutual transaction. Refer to Note 9 for further information on the Prudential, Hannover, and MassMutual transactions.

See notes to statutory financial statements.	Concluded

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

1. Organization and Significant Accounting Policies

Empower Annuity Insurance Company of America, formerly known as Great-West Life & Annuity Insurance Company (the “Company” or “EAICA”) is a direct wholly-owned subsidiary of Empower Holdings, Inc., formerly known as GWL&A Financial Inc. (“EHI”), a holding company. EHI is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. The Company offers a wide range of retirement and investment products to individuals, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado and is subject to regulation by the Colorado Division of Insurance (“Division”).

On August 1, 2022, in an effort to further strengthen recognition and customer alignment with the Empower brand, Great-West Life & Annuity Insurance Company changed its legal name to Empower Annuity Insurance Company of America.

The Company is authorized to engage in the sale of life insurance, accident and health insurance and annuities. It is qualified to do business in all states in the United States, except New York, and in the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. The Company is also a licensed reinsurer in New York.

Effective April 1, 2022, the Company completed the acquisition, via share purchase and indemnity reinsurance (“the Prudential transaction”), of the full-service retirement services business of Prudential Financial, Inc. (“Prudential”) for $1.9 billion. The transaction includes acquisition via the equity purchase of the business within Empower Annuity Insurance Company, formerly known as Prudential Retirement Insurance and Annuity Company, ("EAIC"), as well as reinsurance of certain business within The Prudential Insurance Company of America ("PICA"). The Company has now assumed the economics and risks associated with the reinsured business, and the Company paid a $224 million reinsurance ceding commission. The business assumed is primarily group annuities. See Notes 8 and 9 for further discussion of the Prudential transaction.

Effective December 31, 2020, the Company completed the acquisition, via indemnity reinsurance (“the MassMutual transaction”), of the retirement services business of Massachusetts Mutual Life Insurance Company ("MassMutual"). The Company has now assumed the economics and risks associated with the reinsurance business. Per the transaction agreement, the Company acquired statutory assets equal to liabilities. The business assumed is primarily group annuities. See Note 9 for further discussion of the MassMutual transaction.

The statutory financial statements have been prepared from the separate records maintained by the Company and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company.

Accounting policies and use of estimates

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Division. The Division requires that insurance companies domiciled in the State of Colorado prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviations prescribed or permitted by the State of Colorado Insurance Commissioner.

The only prescribed deviation that impacts the Company allows the Company to account for certain separate account products at book value instead of fair value. The Division has not permitted the Company to adopt any accounting practices that have an impact on the Company’s statutory financial statements as compared to NAIC SAP or the Division’s prescribed accounting practices. There is no impact to either capital and surplus or net income as a result of the prescribed accounting practice.

Statutory accounting principles vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant of these differences are as follows:

•	Bonds, including loan-backed and structured securities (collectively referred to as "bonds"), are carried at statutory adjusted carrying value in accordance with the National Association of Insurance Commissioners ("NAIC") designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology, or (c) for perpetual bonds that do not possess an effective call option, is carried at fair value regardless of NAIC designation. Under GAAP, bonds are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•	Redeemable preferred stocks are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the redeemable preferred stock is designated a four to six, in which case it is reported at the lower of amortized cost or fair value. Under GAAP, redeemable preferred stocks are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

•	Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Under GAAP, short-term investments include securities purchased with investment intent and with remaining maturities, at the time of acquisition, of one year or less.

•	As prescribed by the NAIC, the asset valuation reserve (“AVR”) is computed in accordance with a prescribed formula and represents a provision for possible non-interest related fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. This type of reserve is not necessary or required under GAAP.

•	As prescribed by the NAIC, the interest maintenance reserve (“IMR”) consists of net accumulated unamortized realized capital gains and losses, net of income taxes, on sales or interest related impairments of bonds and derivative investments attributable to changes in the general level of interest rates. Such gains or losses are initially deferred and then amortized into income over the remaining period to maturity, based on groupings of individual securities sold in five-year bands. An IMR asset is generally designated as a non-admitted asset and is recorded as a reduction to capital and surplus. Under GAAP, realized gains and losses are recognized in income in the period in which a security is sold.

•	As prescribed by the NAIC, an other-than-temporary impairment (“OTTI”) is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Under GAAP, if either (a) management has the intent to sell a bond investment or (b) it is more likely than not the Company will be required to sell a bond investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the bond investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond investment prior to impairment) is less than the amortized cost basis of the bond investment (referred to as the credit loss portion), an OTTI is considered to have occurred.

Under GAAP, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings through realized capital losses; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss). As prescribed by the NAIC, non-interest related OTTI is only bifurcated on loan-backed and structured securities. Factors related to interest and other components do not have a financial statement impact and are disclosed in “Unrealized losses” in the notes to the statutory financial statements.

•	Derivatives that qualify for hedge accounting are carried at the same valuation method as the underlying hedged asset, while derivatives that do not qualify for hedge accounting are carried at fair value. Under GAAP, all derivatives, regardless of hedge accounting treatment, are recorded on the balance sheet in other assets or other liabilities at fair value. As prescribed by the NAIC, for those derivatives which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Under GAAP, if the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income and are recognized in the income statements when the hedged item affects earnings. Changes in fair value resulting from foreign currency translations are recorded in either AOCI or net investment income, consistent with where they are recorded on the underlying hedged asset or liability. Changes in the fair value, including changes resulting from foreign currency translations, of derivatives not eligible for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in investment gains (losses) as a component of net income in the period of the change. Realized foreign currency transactional gains and losses on derivatives subject to hedge accounting are recorded in net investment income, whereas those on derivatives not subject to hedge accounting are recorded in investment gains (losses). As prescribed by the NAIC, upon termination of a derivative that qualifies for hedge accounting, the gain or loss is recognized in income in a manner that is consistent with the hedged item. Alternatively, if the item being hedged is subject to IMR, the gain or loss on the hedging derivative is realized and is subject to IMR upon termination. Under GAAP, gains or losses on terminated contracts that are effective hedges are recorded in earnings in net investment income or other comprehensive income. The gains or losses on terminated contracts where hedge accounting is not elected, or contracts that are not eligible for hedge accounting, are recorded in investment gains (losses).

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•	The Company enters into dollar repurchase agreements with third party broker-dealers. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The dollar repurchase trading strategy involves the sale of securities, with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. If the assets to be repurchased are the same, or substantially the same, as the assets transferred, the transactions are accounted for as secured borrowings. Transactions that do not meet the secured borrowing requirements are accounted for as bond purchases and sales. Under GAAP, these transactions are recorded as forward settling to be announced (“TBA”) securities that are accounted for as derivative instruments, but hedge accounting is not elected as the Company does not regularly accept delivery of such securities when issued.

•	Acquisition costs, such as commissions and other costs incurred in connection with acquiring new business, are charged to operations as incurred, rather than deferred and amortized over the lives of the related contracts as under GAAP.

•	Deferred income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit, whereas under GAAP deferred taxes are included in the determination of net income.

•	Certain assets, including various receivables, furniture and equipment and prepaid assets, are designated as non-admitted assets and are recorded as a reduction to capital and surplus, whereas they are recorded as assets under GAAP.

•	For statutory accounting, business combinations must either create a parent-subsidiary relationship (statutory purchase) or there must be an exchange of equity with one surviving entity (statutory merger). Under GAAP, an integrated set of activities and assets that are capable of being conducted and managed for the purpose of providing economic benefits to its investors can meet the definition of a business. As such, under GAAP, certain reinsurance agreements could be accounted for as a business acquisition.

•	For statutory purchases, the excess of the cost of acquiring an entity over the Company’s share of the book value of the acquired entity is recorded as goodwill which is admissible subject to limitations and is amortized over the period in which the Company benefits economically, not to exceed ten years. For statutory mergers, no acquisition is recognized because it is accomplished without exchanging resources. As such, the recorded assets, liabilities, and surplus of the acquired company (adjusted to conform to statutory accounting principles) will be carried forward into the combined company. Under GAAP in a business combination, the excess of the cost of acquiring an entity over the acquisition-date fair value of identifiable assets acquired and liabilities assumed is allocated between goodwill, indefinite-lived intangible assets and definite-lived intangible assets. Goodwill and indefinite-lived intangible assets are not amortized and definite-lived intangible assets are amortized over their estimated useful lives under GAAP.

•	Aggregate reserves for life policies and contracts are based on statutory mortality and interest requirements and without consideration of withdrawals, which differ from reserves established under GAAP that are based on assumptions using Company experience for mortality, interest, and withdrawals.

•	Surplus notes are reflected as a component of capital and surplus, whereas under GAAP they are reflected as a liability.

•	The policyholder’s share of net income on participating policies that has not been distributed to participating policyholders is included in capital and surplus in the statutory financial statements. For GAAP, these amounts are reported as a liability with a charge to net income.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•	Changes in separate account values from cash transactions are recorded as premium income and benefit expenses whereas they do not impact the statement of operations under GAAP and are presented only as increases or decreases to account balances.

•	Benefit payments and the related decrease in policy reserves are recorded as expenses for all contracts subjecting the Company to any mortality risk. Under GAAP, such benefit payments for life and annuity contracts without significant mortality risks are recorded as direct reductions to the policy reserve liability.

•	Premium receipts and the related increase in policy reserves are recorded as revenues and expenses, respectively, for all contracts subjecting the Company to any mortality risk. Under GAAP, such premium receipts for life and annuity contracts without significant mortality risks are recorded as direct credits to the policy reserve liability.

•	Comprehensive income and its components are not presented in the statutory financial statements.

•	The Statutory Statement of Cash Flows is presented based on a prescribed format for statutory reporting. For purposes of presenting statutory cash flows, cash includes short-term investments. Under GAAP, the statement of cash flows is typically presented based on the indirect method and cash excludes short-term investments.

•	For statutory accounting purposes, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves. Losses generated in certain reinsurance transaction are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. As prescribed by the Division, ceded reserves are limited to the amount of direct reserves. Under GAAP, ceded future policy benefits and contract owner liabilities are reported as reinsurance recoverables. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheet and are stated net of allowance for uncollectible reinsurance, which are charged to earnings. Costs of reinsurance (i.e. the net cash flows which include reinsurance premiums, ceding commissions, etc.) are deferred and amortized over the remaining life of the business.

The preparation of financial statements in conformity with statutory accounting principles requires the Company’s management to make a variety of estimates and assumptions. These estimates and assumptions affect, among other things, the reported amounts of admitted assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenues and expenses. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments and derivatives in the absence of quoted market values, impairment of investments and derivatives, valuation of policy benefit liabilities and the valuation of deferred tax assets. Actual results could differ from those estimates.

Impact of COVID-19 on significant judgments, estimates and assumptions

The COVID-19 pandemic has continued to result in uncertainty in global financial markets and the economic environment in which the Company operates. The duration and impact of the COVID-19 pandemic continues to be unknown at this time, as is the efficacy of the associated fiscal and monetary interventions by governments and central banks.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Significant statutory accounting policies

Investments

Investments are reported as follows:

•	In accordance with the NAIC SAP, the adjusted carrying value amounts of certain assets are gross of non-admitted assets.

•	Bonds are carried at statutory adjusted carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology, or (c) for perpetual bonds that do not possess or no longer possess an effective call option, is carried at fair value regardless of NAIC designation. The Company recognizes the acquisition of its public bonds on a trade date basis and its private placement investments on a funding date basis. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value. Make-whole call provisions, which allow the bond to be called at any time, are not considered in determining the timeframe for amortizing the premium or discount unless the Company has information indicating the issuer is expected to invoke the make-whole call provision.

•	Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses not subject to IMR, including those from foreign currency translations, are included in net realized capital gains (losses).

•	The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments. Prepayment assumptions are based on the average of recent historical prepayments and are obtained from broker/dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

•	Mortgage loans consist primarily of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts, allowances for credit losses, and foreign currency translations. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums and discounts are amortized to net investment income using the effective interest method. Prepayment penalty and origination fees are recognized in net investment income upon receipt.

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.

•	Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

The adequacy of the Company’s allowance for credit loss is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage allowance for credit loss and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage allowance for credit loss and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated primarily through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectible. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

•	Real estate properties held for the production of income are valued at depreciated cost less encumbrances. Real estate is depreciated on a straight-line basis over the estimated life of the building or term of the lease for tenant improvements.

•	Real estate properties occupied by the Company are carried at depreciated cost unless the carrying amount of the asset is deemed to be unrecoverable. The Company includes in both net investment income and other operating expenses an amount for rent relating to real estate properties occupied by the Company. Rent is derived from consideration of the repairs, expenses, taxes, interest and depreciation incurred. The reasonableness of the amount of rent recorded is verified by comparison to rent received from other like properties in the same area.

•	Properties held for sale are carried at the lower of depreciated cost or fair value less encumbrances and estimated costs to sell the property

•	Limited partnership interests are included in other invested assets and are accounted for using net asset value per share ("NAV") as a practical expedient to fair value. The Company uses NAV as a practical expedient on partnership interests in investment companies where it has a minor equity interest and no significant influence over the entity’s operations.

•	Residual tranches or interests are included in other invested assets and are carried at the lower of amortized cost or fair value.

•	Redeemable preferred stocks are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the redeemable preferred stock is designated a four to six, in which case it is reported at the lower of amortized cost or fair value.

•	Common stocks, other than stocks of subsidiaries and stocks of the Federal Home Loan Bank (“FHLB”), are recorded at fair value based on the most recent closing price of the common stock as quoted on its exchange. Common stocks of the FHLB are reported at cost. Related party mutual funds, which are carried at fair value, are also included in common stocks. The net unrealized gain or loss on common stocks is reported as a component of surplus.

•	Investments in domestic life subsidiaries and certain other subsidiaries are carried at their statutory equity value with unrealized changes in value recorded directly in surplus. Investments in majority owned subsidiaries are generally carried at their Statutory or US GAAP equity with dividends received being recorded in investment income.

•	Contract loans are carried at their unpaid balance. Contract loans are fully collateralized by the cash surrender value of the associated insurance policy.

•	Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Cash equivalent investments include all investments whose remaining maturities, at the time of acquisition, are three months or less. Both short-term and cash equivalent investments, excluding money market mutual funds, are stated at amortized cost, which approximates fair value. Cash equivalent investments also include highly liquid money market funds that are traded in an active market and are carried at fair value.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•	The Company enters into reverse repurchase agreements with third party broker-dealers for the purpose of enhancing the total return on its investment portfolio. The repurchase trading strategy involves the purchase of securities, with a simultaneous agreement to resell similar securities at a future date at an agreed-upon price. Securities purchased under these agreements are accounted for as secured borrowings, and are reported at amortized cost in cash, cash equivalents and short-term investments.

Under these tri-party repurchase agreements, the designated custodian takes possession of the underlying collateral on the Company’s behalf, which is required to be cash or government securities. The fair value of the securities is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. The collateral cannot be sold or repledged and has not been recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

•	The Company enters into dollar repurchase agreements with third party broker-dealers. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The dollar repurchase trading strategy involves the sale of securities, with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. If the assets to be repurchased are the same, or substantially the same, as the assets transferred, the transactions are accounted for as secured borrowings. Transactions that do not meet the secured borrowing requirements are accounted for as bond purchases and sales. Proceeds of the sale are reinvested in other securities and may enhance the current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to net investment income. During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty enters bankruptcy proceedings or becomes insolvent. In such cases, the Company’s right to repurchase the security may be restricted. Amounts owed to brokers under these arrangements are included as a liability in repurchase agreements.

•	The Company participates in a securities lending program in which the Company lends securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The borrower can return and the Company can request the loaned securities be returned at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. The securities on loan are included within bonds and short-term investments in the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial cash collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Some cash collateral is reinvested in money market funds or short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities. Reinvested cash collateral is reported in securities lending reinvested collateral assets, with a corresponding liability in payable for securities lending collateral. Collateral that cannot be sold or repledged is excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

•	Surplus notes, which are recorded in other invested assets, are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the surplus note is designated a NAIC three to six, in which case it is reported at the lower of amortized cost or fair value.

•	The Company’s OTTI accounting policy requires that a decline in the value of a bond below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. An OTTI is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Management considers a wide range of factors, as described below, regarding the bond issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the bond are assumptions and estimates about the operations and ability to generate future cash flows. While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired bond.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;

•	Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;

•	The length of time for which the estimated fair value has been below cost;

•	Downgrade of a bond investment by a credit rating agency;

•	Deterioration of the financial condition of the issuer;

•	The payment structure of the bond investment and the likelihood of the issuer being able to make payments in the future; and

•	Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

For loan-backed and structured securities, if management does not intend to sell the bond and has the intent and ability to hold the bond until recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond prior to impairment) is less than the amortized cost basis of the bond (referred to as the non-interest loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the non-interest loss is recognized in current period earnings through realized capital gains (losses); and the amount attributed to other factors does not have any financial impact and is disclosed only in the notes to the statutory financial statements. The calculation of expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination.

For bonds not backed by other loans or assets, if management does not intend to sell the bond and has the intent and ability to hold but does not expect to recover the entire cost basis, an OTTI is considered to have occurred. A charge is recorded in net realized capital gains (losses) equal to the difference between the fair value and cost or amortized cost basis of the bond. After the recognition of an OTTI, the bond is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in net income. The difference between the new amortized cost basis and the expected future cash flows is accreted into net investment income. The Company continues to estimate the present value of cash flows expected to be collected over the life of the bond.

Fair value

Certain assets and liabilities are recorded at fair value on the Company’s Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value into a three level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities have been categorized based upon the following fair value hierarchy:

•	Level 1 inputs which are utilized for general and separate account assets and liabilities, utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets utilizing Level 1 inputs include certain mutual funds.

•	Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs, which are utilized for general and separate account assets and liabilities, include quoted prices for similar assets and liabilities in active markets and inputs, other than quoted prices, that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For general and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

◦	Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows and news sources.

◦	Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•	Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data, as noted below. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data.

Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.

The fair value of certain investments in the separate accounts and limited partnerships are estimated using net asset value per share as a practical expedient and are excluded from the fair value hierarchy levels in Note 5. These net asset values are based on the fair value of the underlying investments, less liabilities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.

Derivative financial instruments

The Company enters into derivative transactions which include the use of interest rate swaps, interest rate swaptions, cross-currency swaps, foreign currency forwards, U.S. government treasury futures contracts, Eurodollar futures contracts, futures on equity indices and interest rate swap futures. The Company uses these derivative instruments to manage various risks, including interest rate and foreign currency exchange rate risk associated with its invested assets and liabilities. Derivative instruments are not used for speculative reasons. Certain of the Company’s over-the-counter (“OTC”) derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Derivatives are reported as other invested assets or other liabilities. Although some derivatives are executed under a master netting arrangement, the Company does not offset in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus the carrying value of those derivative instruments and the related cash collateral or net derivative receivables and payables executed with the same counterparty under the same master netting arrangement. Derivatives that qualify for hedge accounting treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset or liability. At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the designation of the derivative is determined based on specific criteria of the transaction. Derivatives where hedge accounting is either not elected, or that are not eligible for hedge accounting, are stated at fair value with changes in fair value recognized in unassigned surplus in the period of change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration and are generally recognized in net income and may be subject to IMR.

The Company uses derivative financial instruments for risk management purposes associated with certain invested assets and policy liabilities. Derivatives are used to (a) hedge the economic effects of interest rate and stock market movements on the Company’s guaranteed lifetime withdrawal benefit ("GLWB") liability, (b) hedge the economic effect of a large increase in interest rates on the Company’s general account life insurance, group pension liabilities and certain separate account life insurance liabilities, (c) hedge the economic risks of other transactions such as future asset acquisitions or dispositions, the timing of liability pricing, currency risks on non-U.S. dollar denominated assets, and (d) convert floating rate assets or debt obligations to fixed rate assets or debt obligations for asset/liability management purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in many cases, requiring collateral. The Company’s exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a government money market fund. Securities pledged to the Company generally consist of U.S. government or U.S. government agency securities and are not recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

Cash collateral pledged by the Company is included in other assets.

The Company may purchase a financial instrument that contains a derivative embedded in the financial instrument. Contracts that do not in their entirety meet the definition of a derivative instrument, may contain “embedded” derivative instruments implicit or explicit terms that affect some or all of the cash flows or the value of other exchanges required by the contract in a manner similar to a derivative instrument. An embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument.

Funds held or deposited with reinsured companies

Funds held by reinsurers are receivables from ceding entities. Interest earned on the funds withheld receivable are included as a component of miscellaneous income.

Goodwill

Goodwill, resulting from acquisitions of subsidiaries that are reported in common stock and other invested assets, is amortized to unrealized capital gains/(losses) over the period in which the Company benefits economically, not to exceed ten years. Goodwill resulting from assumption reinsurance is reported in goodwill and is amortized to other insurance expenses over the period in which the Company benefits economically, not to exceed ten years. Admissible goodwill is limited in the aggregate to 10% of the Company’s adjusted capital and surplus. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as impairment and recorded as a realized loss in the period in which the impairment is identified. There were no impairments of goodwill recognized during the years ended December 31, 2022, 2021 and 2020.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Life contract premiums and benefits ceded to other companies have been reported as a reduction of the premium revenue and benefit expense. Life contract premiums and benefits assumed from other companies have been reported as an increase in premium revenue and benefit expense. Invested assets and reserves ceded or assumed on deposit type contracts are accounted for using deposit accounting. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contract.

Cash value of company owned life insurance

The Company is the owner and beneficiary of life insurance policies which are included in Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus at their cash surrender values. At December 31, 2022, the investments underlying variable life insurance policies utilize various fund structures, with underlying investment characteristics of 25% equity, 38% fixed income, 24% cash and short terms, 1% real estate and 12% other. At December 31, 2021, the investments underlying variable life insurance policies utilize various fund structures, with underlying investment characteristics of 25% equity, 41% fixed income, and 27% cash and short terms, and 7% other.

Net investment income

Interest income from bonds is recognized when earned. Interest income on contract loans is recognized in net investment income at the contract interest rate when earned. All investment income due and accrued with amounts that are deemed uncollectible or that are over 90 days past due, including mortgage loans in default (“in process of foreclosure”), is not included in investment income. Amounts over 90 days past due are non-admitted assets and are recorded as a reduction to unassigned surplus. Real estate due and accrued income is excluded from net investment income if its collection is uncertain.

Net realized capital gains (losses)

Realized capital gains and losses are reported as a component of net income and are determined on a specific identification basis. Interest-related gains and losses are primarily subject to IMR, while non-interest related gains and losses are primarily subject to AVR. Realized capital gains and losses also result from the termination of derivative contracts prior to expiration and may be subject to IMR.

Policy reserves

Life insurance and annuity policy reserves with life contingencies are computed on the basis of statutory mortality and interest requirements and without consideration for withdrawals. Annuity contract reserves without life contingencies are computed on the basis of statutory interest requirements.

Policy reserves for life insurance are valued in accordance with the provision of applicable statutory regulations. Life insurance reserves are determined principally using the Commissioner’s Reserve Valuation Method, using the statutory mortality and interest requirements, without consideration for withdrawals. Some policies contain a surrender value in excess of the reserve as legally computed. This excess is calculated and recorded on a policy-by-policy basis.

Premium stabilization reserves are calculated for certain policies to reflect the Company’s estimate of experience refunds and interest accumulations on these policies. The reserves are invested by the Company. The income earned on these investments is accumulated in this reserve and is used to mitigate future premium rate increases for such policies.

The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims include provisions for reported life and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such, amounts are estimates, and the ultimate liability may differ from the amount recorded. Any changes in estimates will be reflected in the results of operations when additional information becomes known.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The liabilities for health claim reserves are determined using historical run-out rates, expected loss ratios and statistical analysis. The Company provides for significant claim volatility in areas where experience has fluctuated. The liabilities represent estimates of the ultimate net cost of all reported and unreported claims which are unpaid at year-end. Those estimates are subject to considerable variability in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Liability reserves for variable annuities with guarantees and universal life without secondary guarantees are valued in accordance with Principle-Based Reserving ("PBR") methods, outlined in NAIC Valuation Manual Sections 20 and 21. PBR utilizes stochastic models to calculate levels of reserves to cover future benefits that would occur during possible poor future economic conditions. Reserve estimates are determined using both company experience and prescribed assumptions, with the final liability reserve being the greatest of the two estimates and floored at the aggregate surrender value.

Premium, fee income and expenses

Life insurance premiums are recognized when due. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Life and accident and health insurance premiums received in advance are recorded as a liability and recognized as income when the premiums become earned. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and record-keeping services and investment advisory services are recognized when earned in fee income or other income. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Income taxes

The Company is included in the consolidated federal income tax return of Lifeco U.S. The federal income tax expense reported in the Statutory Statements of Operations represent income taxes provided on income that is currently taxable, excluding tax on net realized capital gains and losses. A net deferred tax asset is included in the Statutory Statement of Admitted Assets, Liabilities, Capital and Surplus which is recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit.

2. Recently Adopted Accounting Pronouncements

In 2020, Statutory Accounting Principles Working Group ("SAPWG") adopted a revised SSAP 32R, Preferred Stock, and a corresponding Issue Paper No. 164, Preferred Stock. The revised SSAP improves the definition of preferred stock, revises the measurement guidance based on the type and terms of preferred stock held, and clarifies the impairment and dividend recognition guidance. The standard was adopted with an effective date of January 1, 2021. The adoption of this standard did not have a material effect on the Company’s financial statements.

In 2021, the SAPWG adopted revisions to SSAP No. 26R, Bonds. The SSAP revisions clarify that perpetual bonds are within scope of SSAP No. 26R. Those with an effective call option shall be amortized under the yield-to-worst concept, and those that do not possess, or no longer possess, a call feature shall be reported at fair value. Additional revisions expand current called bond disclosures to include bonds terminated through a tender offer. The revisions were adopted with an effective date of January 1, 2021. The adoption of these revisions did not have a material effect on the Company’s financial statements.

In 2022, the SAPWG adopted updated, summarized financial modeling guidance for residential mortgage-backed securities and commercial mortgage-backed securities in SSAP No. 43R – Loan-Backed and Structured Securities. This guidance continues to refer users to the detailed financial modeling guidance in the Purposes and Procedures Manual of the Investment Analysis Office, and was adopted on April 1, 2022. The adoption of this standard did not have a material effect on the Company’s financial statements.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

In 2022, the SAPWG adopted a new concept under SSAP No. 86 Derivatives. The revisions adopt elements from Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2017-12: Derivatives and Hedging: Targeted Improvements to Accounting for Hedging Activities for determining hedge effectiveness. The revisions also incorporate statutory-specific measurement methods for excluded components in hedging instruments. These revisions are effective January 1, 2023. The adoption of this accounting pronouncement is not expected to have a material effect on the Company’s financial position or results of operations.

In 2022, the SAPWG adopted a new concept under SSAP No. 86 Derivatives. The revisions adopt with modification derivative guidance from ASU 2017-12, Derivatives and Hedging and ASU 2022-01, Fair Value Hedging – Portfolio Layer to include guidance for the portfolio layer method and partial-term hedges. These revisions are effective January 1, 2023. The adoption of this accounting pronouncement is not expected to have a material effect on the Company’s financial position or results of operations.

3. Related Party Transactions

In the normal course of business the Company enters into agreements with related parties whereby it provides and/or receives record-keeping services, investment advisory services, and tax-related services, as well as corporate support services which include general and administrative services, information technology services, sales and service support and marketing services.

On January 1, 2020, the Company and its subsidiaries implemented an organizational change to simplify its corporate structure and affiliated transactions. The transaction included the following changes impacting the Company:

•	Substantially all employees of EAICA and its other subsidiaries were transferred to the Empower Retirement, LLC ("Empower").

•	Empower assumed all recordkeeping related revenues either by direct assignment of contracts or through a transition services agreement between Empower, EAICA, and EAICA’s subsidiaries.

•	Substantially all vendor contracts were assigned to Empower.

•	Empower entered into an administrative services agreement whereby it provides corporate and other shared services to EAICA and its affiliates and is reimbursed for expenses incurred.

•	Empower acquired assets and assumed liabilities from EAICA and the EAICA’s subsidiaries including furniture, equipment, and software, deferred contract costs, certain other current assets including prepaid assets, and certain other liabilities including employee-related benefit and payroll liabilities and EAICA’s post-retirement medical plan. The assets acquired and liabilities assumed by Empower were settled in cash based on their value under International Financial Reporting Standards ("IFRS"). Any differences between the value of the assets and liabilities on an IFRS basis and a Statutory basis were settled by dividends or capital contributions between entities.

On December 31, 2020, EAICA completed the acquisition, via indemnity reinsurance, of the retirement services business of MassMutual. After the close of this acquisition, EAICA made the following changes:

•	All employees of MassMutual acquired by EAICA were transferred to Empower.

•	Empower assumed all recordkeeping related revenues from EAICA

•	Substantially all vendor contracts were assigned to Empower.

On April 1, 2022, the Company completed the acquisition of all of the voting equity interests in Prudential Retirement Insurance and Annuity Company as part of the acquisition of Prudential’s Full Service retirement business. This transaction was accounted for as a statutory acquisition. On August 2, 2022, it was announced that the entity was renamed to Empower Annuity Insurance Company ("EAIC"). Additionally, on April 1, 2022, the Company completed the acquisition, via indemnity reinsurance, of the retirement services business of Prudential Insurance Company of America ("PICA"). As a result of the acquisitions, EAICA made the following changes:

•	All employees of PICA acquired by EAICA were transferred to Empower.

•	Substantially all vendor contracts were assigned to Empower.

The Company’s separate accounts invest in shares of Empower Funds, Inc., formerly known as Great-West Funds Inc., and Putnam Funds, which are affiliates of the Company and shares of other non-affiliated mutual funds and government and corporate bonds.  The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company.  During the years ended December 31, 2022, 2021 and 2020, these purchases totaled $108,285, $232,833 and $330,974 respectively.  As the general account investment contracts are also included in the separate account balances in the accompanying statutory statements of admitted assets, liabilities, capital and surplus, the Company has included the separate account assets and liabilities of $211,670 and $262,018 at December 31, 2022 and 2021, respectively, which is also included in the assets and liabilities of the general account at those dates.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

During June of 2018, the Company invested $35,000 to fund the initial creation of five mutual funds offered by its subsidiary, Empower Capital Management LLC, formerly known as Great-West Capital Management LLC, ("ECM"). When the funds met certain targets for customer investment, the Company began redeeming its interests.  The remaining investments were $22 and $10,295 at December 31, 2022 and 2021, respectively.

During the years ended December 31, 2022 and 2021, the Company contributed $187,948 and $197,499 to partnership funds controlled by Great-West Lifeco, Inc., respectively. The total invested amount in these partnerships as of December 31, 2022 was $453,200. The remaining Company commitments for these partnership funds through subsequent years total $889,149 (Refer to Note 19 for additional details).

The following table summarizes amounts due from parent and affiliates:

			December 31,
Related party	Indebtedness	Due date	2022	2021
Empower(1)	On account	On demand	$172,841	$47,178
Great-West South Carolina ("GWSC")(1)	On account	On demand	13,869	347
ELAINY(1)	On account	On demand	10,773	32
ETC (fka GWTC)(1)	On account	On demand	10,251	3,785
CLAC(2)	On account	On demand	9,631	3,058
EAG (fka AAG)(1)	On account	On demand	8,000	15,000
EFSI (fka GWFS)(1)	On account	On demand	5,853	21,381
EAIC(1)	On account	On demand	3,476	—
EPS (fka RPS)(1)	On account	On demand	24	24
Personal Capital Corporation(1)	On account	On demand	—	514
Other related party receivables	On account	On demand	20	268
Total			$234,738	$91,587

(1) A wholly-owned subsidiary of EAICA

(2) An indirect wholly-owned subsidiary of Lifeco

The following table summarizes amounts due to parent and affiliates:

			December 31,
Related party	Indebtedness	Due date	2022	2021
ECM(1)	On account	On demand	$6,184	$2,120
Other related party payables	On account	On demand	497	496
Total			$6,681	$2,616

(1) A wholly-owned subsidiary of EAICA

Included in current federal income taxes recoverable at December 31, 2022 and 2021 is $19,519 and $34,164, respectively, of income tax receivable from Lifeco U.S. related to the consolidated income tax return filed by Lifeco U.S.

The Company received cash payments of $19,004, $13,470 and $12,506 from its subsidiary, GWSC, in 2022, 2021 and 2020 respectively, under the terms of its tax sharing agreement. During the years ended December 31, 2022, 2021 and 2020, the Company received interest income of $1,841, $1,326 and $1,661 respectively, from GWSC relating to the tax sharing agreement.

During the year ended December 31, 2022, the Company received dividends of $222,600 from its subsidiaries, the largest being $120,000 from Empower. During the year ended December 31, 2021, the Company received dividends of $151,075 from its subsidiaries, the largest being $96,675 from Empower. During the year ended December 31, 2020, the Company received dividends and return of capital of $142,500 and $7,000, respectively, from its subsidiaries, the largest being $61,000 from EAG.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

During the years ended December 31, 2022 and 2021, the Company paid cash dividends to EHI in the amounts of $231,000 and $506,000 respectively.

The Prudential transaction resulted in an additional amount of $18,614 which was determined to be owed to the Company from ELAINY and is related to reinsurance trust activity associated with PICA. This amount is included within the Other Assets in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

The Company and ELAINY have an agreement whereby the Company has committed to provide ELAINY financial support related to the maintenance of adequate regulatory surplus and liquidity.

4. Summary of Invested Assets

Investments in bonds consist of the following:

	December 31, 2022
	Book/adjusted carrying value	Fair value greater than book/adjusted carrying value	Fair value less than book/adjusted carrying value	Fair value
U.S. government	$42,956	$253	$1,171	$42,038
All other governments	165,140	217	19,482	145,875
U.S. states, territories and possessions	343,827	7,972	6,685	345,114
Political subdivisions of states and territories	35,969	112	2,510	33,571
Special revenue and special assessments	432,065	791	32,697	400,159
Industrial and miscellaneous	21,774,565	14,230	2,987,352	18,801,443
Parent, subsidiaries and affiliates	1,654	—	—	1,654
Hybrid securities	126,575	—	12,432	114,143
Loan-backed and structured securities	6,945,926	4,935	632,936	6,317,925
Total bonds	$29,868,677	$28,510	$3,695,265	$26,201,922

	December 31, 2021
	Book/adjusted carrying value	Fair value greater than book/adjusted carrying value	Fair value less than book/adjusted carrying value	Fair value
U.S. government	$9,071	$1,159	$3	$10,227
All other governments	58,111	112	851	57,372
U.S. states, territories and possessions	615,832	72,341	2,980	685,193
Political subdivisions of states and territories	311,839	18,038	2,416	327,461
Special revenue and special assessments	5,643	574	—	6,217
Industrial and miscellaneous	18,776,906	555,385	293,923	19,038,368
Parent, subsidiaries and affiliates	3,582	—	—	3,582
Hybrid securities	131,663	131	5,416	126,378
Loan-backed and structured securities	6,884,690	94,098	41,982	6,936,806
Total bonds	$26,797,337	$741,838	$347,571	$27,191,604

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The book/adjusted carrying value and estimated fair value of bonds and assets receiving bond treatment, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2022
	Book/adjusted
	carrying value	Fair value
Due in one year or less	$1,012,584	$990,302
Due after one year through five years	7,805,533	7,285,887
Due after five years through ten years	10,063,130	8,533,634
Due after ten years	4,090,683	3,123,195
Loan-backed and structured securities	6,945,933	6,317,932
Total bonds	$29,917,863	$26,250,950

Loan-backed and structured securities include those issued by U.S. government and U.S. agencies.

The following table summarizes information regarding the sales of securities:

	Years ended December 31,
	2022	2021	2020
Consideration from sales	$17,782,699	$16,279,609	$15,627,075
Gross realized gains from sales	53,961	67,784	81,504
Gross realized losses from sales	281,028	128,841	7,045

Unrealized losses on bonds and preferred stock

The following tables summarize gross unrealized investment losses (amount by which amortized cost exceeds fair value and inclusive of foreign exchange related unrealized losses recorded to surplus) by class of investment:

	December 31, 2022
	Less than twelve months		Twelve months or longer		Total
	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss
Bonds:
U.S. government	$37,679	$1,160	$96	$11	$37,775	$1,171
All other governments	103,357	10,217	38,864	9,265	142,221	19,482
U.S. states, territories and possessions	153,571	5,325	5,841	1,360	159,412	6,685
Political subdivisions of states and territories	6,874	1,119	6,585	1,391	13,459	2,510
Special revenue and special assessments	203,333	12,146	130,425	20,551	333,758	32,697
Industrial and miscellaneous	11,777,186	1,660,166	6,460,755	1,730,054	18,237,941	3,390,220
Hybrid securities	16,858	677	97,284	16,475	114,142	17,152
Loan-backed and structured securities	4,286,875	360,948	1,959,396	276,309	6,246,271	637,257
Total bonds	$16,585,733	$2,051,758	$8,699,246	$2,055,416	$25,284,979	$4,107,174

Preferred stock	$50,017	$4,306	$25,597	$2,327	$75,614	$6,633
Total number of securities in an unrealized loss position		2,447		2,407		4,854

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2021
	Less than twelve months		Twelve months or longer		Total
	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss
Bonds:
U.S. government	$275	$3	$—	$—	$275	$3
All other governments	47,744	851	—	—	47,744	851
U.S. states, territories and possessions	102,521	2,980	—	—	102,521	2,980
Political subdivisions of states and territories	112,703	2,328	3,226	88	115,929	2,416
Industrial and miscellaneous	8,615,011	306,061	1,291,359	67,357	9,906,370	373,418
Hybrid securities	30,016	253	83,548	6,038	113,564	6,291
Loan-backed and structured securities	2,558,371	32,835	345,939	11,061	2,904,310	43,896
Total bonds	$11,466,641	$345,311	$1,724,072	$84,544	$13,190,713	$429,855

Preferred stock	$61,437	$631	$—	$—	$61,437	$631
Total number of securities in an unrealized loss position		2,517		278		2,795

Bonds and preferred stock - Total unrealized losses increased by $3,683,321, or 856%, from December 31, 2021 to December 31, 2022. The increase in unrealized losses was across most asset classes and was primarily driven by lower valuations as a result of higher rates at December 31, 2022 compared to December 31, 2021. The acquisition of Statutory assets under the terms of the Prudential transaction increased overall bond investments as well as the unrealized losses. See Note 1 and Note 9 for further discussion of the transaction.

Total unrealized losses greater than twelve months increased by $1,973,199 from December 31, 2021 to December 31, 2022. Industrial and miscellaneous account for 84%, or $1,730,054 of the unrealized losses greater than twelve months at December 31, 2022. The majority of these bonds continue to be designated as investment grade. Management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Loan-backed and structured securities account for 13%, or $276,309, of the unrealized losses greater than twelve months at December 31, 2022. Of the $276,309 of unrealized losses over twelve months on loan-backed and structured securities, 98% or $271,157 are securities which continue to be designated as investment grade. The present value of cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Loan-backed and structured securities

The Company had a concentration in loan-backed and structured securities of 16% and 18% of total invested assets at December 31, 2022 and 2021, respectively.

Derivative financial instruments

Derivative transactions are generally entered into pursuant to International Swaps and Derivatives Association ("ISDA") Master Agreements with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration, or termination of the agreement.

The ISDA Master Agreements contain provisions that would allow the counterparties to require immediate settlement of all derivative instruments in a net liability position if the Company were to default on any debt obligations over a certain threshold. The aggregate fair value, inclusive of accrued income and expense, of derivative instruments with credit-risk-related contingent features that were in a net liability position was $63,264 and $64,926 as of December 31, 2022 and 2021, respectively. The Company had pledged collateral related to these derivatives of $29,830 and $10,309 as of December 31, 2022 and 2021, respectively, in the normal course of business. If the credit-risk-related contingent features were triggered on December 31, 2022 the fair value of assets that could be required to settle the derivatives in a net liability position was $33,434.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

At December 31, 2022 and 2021, the Company had pledged $29,830 and $10,309, respectively, of unrestricted cash collateral to counterparties in the normal course of business, while other counterparties had pledged $506,700 and $188,754 unrestricted cash and securities collateral to the Company to satisfy collateral netting arrangements, respectively.

At December 31, 2022 and 2021, the Company had pledged U.S. Treasury notes in the amount of $3,158 and $2,660, respectively, with a broker as collateral for futures contracts.

Types of derivative instruments and derivative strategies

Interest rate contracts

Cash flow hedges

Interest rate swap agreements are used to convert the interest rate on certain debt securities and debt obligations from a floating rate to a fixed rate.

Not designated as hedging instruments

The Company enters into certain transactions in which derivatives are hedging an economic risk but hedge accounting is either not elected or the transactions are not eligible for hedge accounting. These derivative instruments include: exchange-traded interest rate swap futures, OTC interest rate swaptions, OTC interest rate swaps, exchange-traded Eurodollar interest rate futures and treasury interest rate futures. Certain of the Company’s OTC derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

The derivative instruments mentioned above are economic hedges and used to manage risk. These transactions are used to offset changes in liabilities including those in variable annuity products, hedge the economic effect of a large increase in interest rates, manage the potential variability in future interest payments due to a change in credited interest rates and the related change in cash flows due to increased surrenders, and manage interest rate risks of forecasted acquisitions of bonds and forecasted liability pricing.

Foreign currency contracts

Cross-currency swaps and foreign currency forwards are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars. Cross-currency swaps may be designated as cash flow hedges; however, some are not eligible for hedge accounting. The Company uses foreign currency forwards to reduce the risk of foreign currency exchange rate changes on proceeds received on sales of foreign denominated debt instruments; however, hedge accounting is not elected.

Equity contracts

The Company uses futures on equity indices to offset changes in GLWB liabilities; however, they are not eligible for hedge accounting.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following tables summarize derivative financial instruments:

	December 31, 2022
	Notional amount	Net book/ adjusted carrying value (1)	Fair value (2)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Interest rate swaps	$18,300	$—	$1,971
Cross-currency swaps	2,826,016	279,839	399,835
Total cash flow hedges	2,844,316	279,839	401,806

Derivatives not designated as hedges:
Interest rate swaps	714,954	(25,504)	(26,656)
Futures on equity indices	40,036	2,487	242
Interest rate futures	10,800	671	(14)
Cross-currency swaps	551,359	109,353	108,941
Foreign currency forwards	61,106	(1,009)	(1,009)
Total derivatives not designated as hedges	1,378,255	85,998	81,504
Total cash flow hedges, and derivatives not designated as hedges	$4,222,571	$365,837	$483,310

(1)	The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.
(2)	The fair value includes accrued income and expense.

	December 31, 2021
	Notional amount	Net book/ adjusted carrying value (1)	Fair value (2)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Interest rate swaps	$18,300	$—	$6,519
Cross-currency swaps	2,184,169	72,279	128,206
Total cash flow hedges	2,202,469	72,279	134,725

Derivatives not designated as hedges:
Interest rate swaps	891,019	1,766	1,759
Futures on equity indices	14,421	2,394	27
Interest rate futures	1,600	266	(2)
Interest rate swaptions	9,000	—	—
Cross-currency swaps	559,991	44,314	42,621
Foreign currency forwards	57,985	26	26
Total derivatives not designated as hedges	1,534,016	48,766	44,431
Total cash flow hedges and derivatives not designated as hedges	$3,736,485	$121,045	$179,156

(1)	The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.
(2)	The fair value includes accrued income and expense.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents net unrealized capital gains (losses) on derivatives not designated as hedging instruments as reported in the Statutory Statements of Changes in Capital and Surplus:

	Net unrealized capital gains (losses) on derivatives recognized in surplus
	Year Ended December 31,
	2022	2021	2020
Derivatives not designated as hedging instruments:
Interest rate swaps	$(21,543)	$(7,646)	7,306
Interest rate swaptions	38	403	180
Futures on equity indices	1,055	(306)	94
Interest rate futures	73	(21)	6
Cross-currency swaps	45,691	11,669	(3,975)
Foreign currency forwards	(797)	20	(20)
Total	$24,517	$4,119	$3,591

Securities lending

Securities with a cost or amortized cost of $117,997 and $121,754, and estimated fair values of $102,545 and $122,164 were on loan under the program at December 31, 2022 and 2021, respectively.

The following table summarizes securities on loan by category:

	December 31,		December 31,
	2022		2021
	Book/adjusted carrying value	Fair value	Book/adjusted carrying value	Fair value
Industrial and miscellaneous	$117,997	$102,545	$101,779	$102,189
U.S. government	—	—	19,975	19,975
	$117,997	$102,545	$121,754	$122,164

The Company’s securities lending agreements are open agreements meaning the borrower can return and the Company can recall the loaned securities at any time.

The Company received cash of $107,068 and $126,254 as collateral at December 31, 2022 and 2021, respectively. This cash was reinvested into money market funds and short-term repurchase agreements which are collateralized by U.S. government or U.S. government agency securities and mature in under 30 days.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Restricted assets

The following tables summarize investments on deposit or trust accounts controlled by various state insurance departments in accordance with statutory requirements as well as other deposits and collateral pledged by the Company:

	December 31, 2022
	Gross (Admitted & Non-admitted) Restricted									Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Non-admitted Restricted	Total Admitted Restricted	Gross (Admitted & Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category:
Collateral held under security lending arrangements	$107,068	$—	$—	$—	$107,068	$126,254	$(19,186)	$—	$107,068	0.14%	0.14%
FHLB capital stock	509	—	—	—	509	501	8	—	509	0.00%	0.00%
On deposit with states	4,213	—	—	—	4,213	4,246	(33)	—	4,213	0.01%	0.01%
On deposit with other regulatory bodies	503	—	—	—	503	529	(26)	—	503	0.00%	0.00%
Pledged as collateral not captured in other categories:
Futures margin deposits	3,158	—	1,802	—	4,960	3,477	1,483	—	4,960	0.02%	0.02%
Derivative cash collateral	29,830	—	342	—	30,172	11,033	19,139	—	30,172	0.04%	0.04%
Other restricted assets	1,088	—	—	—	1,088	1,132	(44)	—	1,088	0.00%	0.00%
Total Restricted Assets	$146,369	$—	$2,144	$—	$148,513	$147,172	$1,341	$—	$148,513	0.20%	0.20%

	December 31, 2021
	Gross (Admitted & Non-admitted) Restricted									Percentage
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Non- admitted Restricted	Total Admitted Restricted	Gross (Admitted & Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category:
Collateral held under security lending arrangements	$126,254	$—	$—	$—	$126,254	$206,811	$(80,557)	$—	$126,254	0.16%	0.17%
Subject to reverse repurchase agreements	—	—	—	—	—	2,900	(2,900)	—	—	0.00%	0.00%
FHLB Capital Stock	501	—	—	—	501	500	1	—	501	0.00%	0.00%
On deposit with states	4,246	—	—	—	4,246	4,264	(18)	—	4,246	0.01%	0.01%
On deposit with other regulatory bodies	529	—	—	—	529	554	(25)	—	529	0.00%	0.00%
Pledged as collateral not captured in other categories:
Futures margin deposits	2,660	—	817	—	3,477	6,745	(3,268)	—	3,477	0.01%	0.01%
Derivative cash collateral	10,309	—	724	—	11,033	7,452	3,581	—	11,033	0.01%	0.01%
Other restricted assets	1,132	—	—	—	1,132	1,175	(43)	—	1,132	0.00%	0.00%
Total Restricted Assets	$145,631	$—	$1,541	$—	$147,172	$230,401	$(83,229)	$—	$147,172	0.19%	0.20%

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Net investment income

The following table summarizes net investment income:

	Years Ended December 31,
	2022	2021	2020
Bonds	$928,803	$747,549	$474,967
Preferred stock	4,377	4,249	3
Common stock	629	964	151
Mortgage loans	186,997	141,323	107,249
Real estate	29,693	31,241	28,964
Contract loans	184,184	186,842	197,843
Cash, cash equivalents and short-term investments	9,763	6,249	5,862
Derivative instruments	39,585	31,105	18,840
Other invested assets	247,053	181,987	155,506
Miscellaneous	(1,564)	8,619	5,303
Gross investment income	1,629,520	1,340,128	994,688
Expenses	(110,966)	(77,391)	(46,344)
Net investment income	$1,518,554	$1,262,737	$948,344

The amount of interest incurred and charged to investment expense during the years ended December 31, 2022, 2021 and 2020 was $74,797, $40,395 and $17,078, respectively.

The following table summarizes net realized capital gains (losses) on investments net of federal income tax and interest maintenance reserve transfer:

	Year Ended December 31,
	2022	2021	2020
Net realized capital (losses) gains, before federal income tax	$(200,418)	$(55,369)	$59,961
Less: Federal income tax (benefit) expense	(42,088)	(11,628)	12,592
Net realized capital (losses) gains, before IMR transfer	(158,330)	(43,741)	47,369
Net realized capital (losses) gains transferred to IMR, net of federal income tax (benefit) expense of ($48,369), ($12,531) and $17,100, respectively	(181,960)	(47,140)	64,327
Net realized capital gains (losses), net of federal income tax (benefit) expense of $6,281, $904 and ($4,508), respectively, and IMR transfer	$23,630	$3,399	$(16,958)

Interest maintenance reserve

The following table summarizes activity in the interest maintenance reserve:

Year Ended December 31,
2022
Reserve as of December 31, 2021	$479,748
Transferred into IMR, net of taxes	(181,960)
IMR reinsurance activity	(121,120)
Balance before amortization	176,668
Amortization released to Statement of Operations	(56,131)
Reserve as of December 31, 2022	$120,537

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Concentrations

The Company had the following bond concentrations based on total invested assets:

	Concentration by type
	December 31,
	2022	2021
Industrial and miscellaneous	64%	62%

	Concentration by industry
	December 31,
	2022	2021
Financial services	16%	15%

Mortgage loans

The recorded investment of the commercial mortgage loan portfolio categorized as performing was $6,132,695 and $4,304,776, of which $2,540,062 and $1,526,655 were loan participation agreements as of December 31, 2022 and 2021, respectively. These mortgages were current as of December 31, 2022 and 2021.

The maximum lending rates for commercial mortgage loans originated during the years ended December 31, 2022 and 2021 were 7.22% and 3.70%, respectively. The minimum lending rates for commercial mortgage loans originated during the years ended December 31, 2022 and 2021 were 2.79% and 2.35%, respectively.

During 2022 and 2021, the maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 71% and 66%, respectively.

The following table summarizes activity in the commercial mortgage provision allowance for the years ended December 31, 2022 and 2021:

	December 31,
	2022	2021
Beginning balance	$745	$745
Recoveries of amounts previously charged off	(99)	—
Ending balance	$646	$745

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following tables present concentrations of the total commercial mortgage portfolio:

	Concentration by type
	December 31,
	2022	2021
Multi-family	36%	44%
Industrial	33%	28%
Office	14%	12%
Retail	10%	8%
Other	7%	8%
	100%	100%

	Concentration by geographic area
	December 31,
	2022	2021
Pacific	31%	33%
East North Central	18%	17%
South Atlantic	15%	13%
Other	10%	8%
Middle Atlantic	9%	9%
Mountain	8%	6%
West South Central	6%	8%
New England	3%	6%
	100%	100%

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

5. Fair Value Measurements

The following tables summarize the fair value hierarchy for all financial instruments and invested assets:

			Fair Value Measurements at Reporting Date
Type of financial instrument			December 31, 2022
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)
Bonds	$26,201,923	$29,868,677	$—	$26,200,270	$1,653	$—	$26,201,923
Preferred stock	75,614	82,247	—	75,614	—	—	75,614
Common stock	531	531	22	509	—	—	531
Mortgage loans	5,557,512	6,132,049	—	5,557,512	—	—	5,557,512
Real estate	246,852	55,057	—	—	246,852	—	246,852
Cash, cash equivalents and short-term investments	375,014	375,173	325,986	49,028	—	—	375,014
Contract loans	3,805,700	3,805,700	—	—	3,805,700	—	3,805,700
Other long-term invested assets	616,325	626,227	—	102,117	—	514,208	616,325
Securities lending reinvested collateral assets	107,068	107,068	7,312	99,756	—	—	107,068
Collateral under derivative counterparty collateral agreements	534,828	534,828	534,828	—	—	—	534,828
Receivable for securities	51,601	35,680	—	51,601	—	—	51,601
Derivative instruments	539,602	426,767	242	539,360	—	—	539,602
Separate account assets	22,803,674	22,913,246	11,268,707	10,772,127	—	762,840	22,803,674
Total assets	$60,916,244	$64,963,250	$12,137,097	$43,447,894	$4,054,205	$1,277,048	$60,916,244

Liabilities:
Deposit-type contracts	$6,328,975	$8,051,601	$—	$6,328,975	$—	$—	$6,328,975
Commercial paper	99,760	99,760	—	99,760	—	—	99,760
Payable under securities lending agreements	107,068	107,068	7,312	99,756	—	—	107,068
Collateral under derivative counterparty collateral agreements	504,590	504,590	504,590	—	—	—	504,590
Payable for securities	22,284	22,284	—	22,284	—	—	22,284
Derivative instruments	63,545	64,054	14	63,531	—	—	63,545
Separate account liabilities	874,336	874,336	172	874,164	—	—	874,336
Total liabilities:	$8,000,558	$9,723,693	$512,088	$7,488,470	$—	$—	$8,000,558

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

			Fair Value Measurements at Reporting Date
Type of financial instrument			December 31, 2021
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)
Bonds	$27,191,604	$26,797,337	$—	$27,187,217	$4,387	$—	$27,191,604
Preferred Stock	118,140	116,878	—	118,140	—	—	118,140
Common Stock	13,371	13,371	12,870	501	—	—	13,371
Mortgage loans	4,361,643	4,304,031	—	4,361,643	—	—	4,361,643
Real estate	227,899	40,192	—	—	227,899	—	227,899
Cash, cash equivalents and short-term investments	2,448,547	2,448,555	897,724	1,550,823	—	—	2,448,547
Contract loans	3,795,766	3,795,766	—	3,795,766	—	—	3,795,766
Other long-term invested assets	471,300	464,657	—	87,268	—	384,032	471,300
Securities lending reinvested collateral assets	126,254	126,254	60,128	66,126	—	—	126,254
Collateral under derivative counterparty collateral agreements	175,589	175,589	175,589	—	—	—	175,589
Other collateral	879	879	879	—	—	—	879
Receivable for securities	69,349	47,465	—	69,349	—	—	69,349
Derivative instruments	244,679	189,286	28	244,651	—	—	244,679
Separate account assets	29,319,856	29,244,525	15,180,322	13,825,444	—	314,090	29,319,856
Total assets	$68,564,876	$67,764,785	$16,327,540	$51,306,928	$232,286	$698,122	$68,564,876

Liabilities:
Deposit-type contracts	$6,466,358	$7,212,008	$—	$6,466,358	$—	$—	$6,466,358
Commercial paper	95,988	95,988	—	95,988	—	—	95,988
Payable under securities lending agreements	126,254	126,254	60,128	66,126	—	—	126,254
Collateral under derivative counterparty collateral agreements	165,280	165,280	165,280	—	—	—	165,280
Other collateral	879	879	879	—	—	—	879
Payable for securities	1,056,857	1,056,857	—	1,056,857	—	—	1,056,857
Derivative instruments	65,523	70,901	3	65,520	—	—	65,523
Separate account liabilities	2,238,160	2,238,160	41	2,238,119	—	—	2,238,160
Total liabilities	$10,215,299	$10,966,327	$226,331	$9,988,968	$—	$—	$10,215,299

Bonds, preferred and common stock

The fair values for bonds, preferred and common stock are generally based upon evaluated prices from independent pricing services. In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Mortgage loans

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Real estate

The estimated fair value for real estate is based on the unadjusted appraised value which includes factors such as comparable property sales, property income analysis, and capitalization rates.

Cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements, receivable and payable for securities, and commercial paper

The amortized cost of cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements, receivable and payable for securities, and commercial paper is a reasonable estimate of fair value due to their short-term nature and the high credit quality of the issuers, counterparties and obligor. Cash equivalent investments also include money market funds that are valued using unadjusted quoted prices in active markets.

Contract loans

Contract loans are funds provided to contract holders in return for a claim on the contract. The funds provided are limited to the cash surrender value of the underlying contract. The nature of contract loans is to have a negligible default risk as the loans are fully collateralized by the value of the contract. Contract loans do not have a stated maturity and the balances and accrued interest are repaid either by the contract holder or with proceeds from the contract.

Other long-term invested assets

The fair values of other long-term invested assets are based on the specific asset type. Other invested assets that are held as bonds, such as surplus notes, are primarily valued the same as bonds.

Limited partnership interests represent the Company’s minority ownership interests in pooled investment funds. These funds employ varying investment strategies that primarily make private equity investments across diverse industries and geographical focuses. The net asset value, determined using the partnership financial statement reported capital account adjusted for other relevant information, which may impact the exit value of the investments, is used as a practical expedient to estimate fair value. Distributions by these investments are generated from investment gains, from operating income generated by the underlying investments of the funds and from liquidation of the underlying assets of the funds, which are estimated to be liquidated over the next one to 10 years. In the absence of permitted sales of its ownership interest, the Company will be redeemed out of the partnership interests through distributions.

Collateral under derivative counterparty collateral agreements and other collateral

Included in other assets is cash collateral received from or pledged to counterparties and included in other liabilities is the obligation to return the cash collateral to the counterparties. The carrying value of the collateral is a reasonable estimate of fair value.

Derivative instruments

The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps, foreign currency forwards, interest rate swaps, interest rate swaptions, U.S. government treasury futures contracts, Eurodollar futures contracts, futures on equity indices, and interest rate swap futures are the estimated amount the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.

Separate account assets and liabilities

Separate account assets and liabilities primarily include investments in mutual funds, unregistered funds, most of which are not subject to redemption restrictions, bonds, and short-term securities.  Mutual funds and unregistered funds are recorded at net asset value, which approximates fair value, on a daily basis. The bond and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the bond and short-term investments of the Company.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Deposit-type contracts

Fair values for liabilities under deposit-type insurance contracts are estimated using discounted liability calculations, adjusted to approximate the effect of current market interest rates for the assets supporting the liabilities.

Fair value hierarchy

The following tables present information about the Company’s financial assets and liabilities carried at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	Fair Value Measurements at Reporting Date
	December 31, 2022
				Net Asset Value	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	(All Levels)
Bonds
Hybrid securities	$—	$15,313	$—	$—	$15,313
Common stock
Mutual funds	22	—	—	—	22
Other invested assets
Limited partnerships	—	—	—	514,208	514,208
Residual tranche	—	38,661	—	—	38,661
Industrial and miscellaneous	—	4,040	—	—	4,040
Derivatives
Interest rate swaps	—	36,872	—	—	36,872
Cross-currency swaps	—	109,386	—	—	109,386
Separate account assets (1)	11,268,706	10,772,128	—	762,841	22,803,674
Total assets at fair value/NAV	$11,268,728	$10,976,400	$—	$1,277,049	$23,522,176

Liabilities:
Derivatives
Interest rate swaps	$—	$62,376	$—	$—	$62,376
Foreign currency forwards	—	1,009	—	—	1,009
Separate account liabilities (1)	172	874,161	—	—	874,336
Total liabilities	$172	$937,546	$—	$—	$937,721

(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	Fair Value Measurements at Reporting Date
	December 31, 2021
				Net Asset Value	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	(All Levels)
Bonds
Hybrid securities	$—	$19,158	$—	$—	$19,158
Common stock
Mutual funds	10,295	—	—	—	10,295
Industrial and miscellaneous	2,575	—	—	—	2,575
Other invested assets
Limited partnerships	—	—	—	384,032	384,032
Industrial and miscellaneous	—	5,186	—	—	5,186
Derivatives
Interest rate swaps	—	47,520	—	—	47,520
Cross-currency swaps	—	48,855	—	—	48,855
Foreign Currency forwards	—	620	—	—	620
Separate account assets (1)	15,151,260	12,562,894	—	314,090	28,028,244
Total assets at fair value/NAV	$15,164,130	$12,684,233	$—	$698,122	$28,546,485

Liabilities:
Derivatives
Interest rate swaps	$—	$45,761	$—	$—	$45,761
Cross-currency swaps	—	6,234	—	—	6,234
Foreign currency forwards	—	594	—	—	594
Separate account liabilities (1)	41	2,238,119	—	—	2,238,160
Total liabilities	$41	$2,290,708	$—	$—	$2,290,749

(1) Include only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

6. Non-Admitted Assets

The following table summarizes the Company’s non-admitted assets:

	December 31, 2022			December 31, 2021
Type	Asset	Non- admitted asset	Admitted asset	Asset	Non- admitted asset	Admitted asset
Other invested assets	1,718,980	641,282	1,077,698	1,477,277	467,559	1,009,718
Common stocks	2,439,929	328,345	2,111,584	220,224	—	220,224
Deferred income taxes	419,535	317,543	101,992	425,707	403,243	22,464
Due from parent, subsidiaries and affiliate	305,180	70,442	234,738	158,986	67,398	91,588
Other assets	1,311,031	17,045	1,293,986	553,709	23,021	530,688
Furniture, fixtures and equipment	9,863	9,863	—	6,743	6,743	—
Reinsurance recoverable	261,045	1,931	259,114	214,843	2,986	211,857
Other prepaid assets	3,063	3,063	—	1,987	1,987	—
Premiums deferred and uncollected	13,905	438	13,467	16,191	89	16,102
Cash, cash equivalents and short-term investments	375,173	—	375,173	2,448,556	1	2,448,555

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table summarizes the Company’s aggregate Statement of Admitted Assets, Liabilities, Capital and Surplus values of all subsidiary, controlled and affiliated entities ("SCA"), except insurance SCA entities as follows:

	December 31, 2022			December 31, 2021
Type	Asset	Non- admitted asset	Admitted asset	Asset	Non- admitted asset	Admitted asset
Common stock	$42,993	$2,748	$40,245	$13,600	$—	$13,600
Other invested assets	630,309	641,282	(10,973)	776,585	467,559	309,026

7. Premiums Deferred and Uncollected

The following table summarizes the Company’s ordinary and group life insurance premiums and annuity considerations deferred and uncollected, both gross and net of loading:

	December 31, 2022		December 31, 2021
Type	Gross	Net of loading	Gross	Net of loading
Ordinary renewal business	$15,401	$13,467	$17,891	$16,102
Total	$15,401	$13,467	$17,891	$16,102

8. Business Combination and Goodwill

Goodwill that arises as a result of the acquisition of subsidiary limited liability companies is included in other invested assets in the accompanying Statutory Statement of Admitted Assets, Liabilities and Capital.

On August 29, 2014, the Company completed the acquisition of all of the voting equity interests in the Empower Plan Services, formerly known as J.P. Morgan Retirement Plan Services ("EPS"), large-market recordkeeping business. This transaction was accounted for as a statutory purchase. Goodwill of $51,098 was recorded in other invested assets, which is being amortized over 10 years. At December 31, 2022 and 2021, the Company has $0 and $0, respectively, of admitted goodwill related to this acquisition. During each of the years ended December 31, 2022, 2021 and 2020, the Company recorded $5,110, $5,110 and $5,110, respectively, of goodwill amortization related to this acquisition.

On August 17, 2020, the Company completed the acquisition of all of the voting equity interests in the Personal Capital Corporation, an industry-leading registered investment adviser and digital wealth manager. This transaction was accounted for as a statutory acquisition. Goodwill of $819,403 was recorded in other invested assets, which is being amortized over 10 years. At December 31, 2022 and 2021, the Company has $0 and $266,751, respectively, of admitted goodwill related to this acquisition. During each of the years ended December 31, 2022, 2021 and 2020, the Company recorded $81,940, $81,940 and $27,313, respectively, of goodwill amortization related to this acquisition.

On April 1, 2022, the Company completed the acquisition of all of the voting equity interests in Empower Annuity Insurance Company, formerly known as Prudential Retirement Insurance and Annuity Company, ("EAIC") as part of the acquisition of Prudential's full service retirement business. This transaction was accounted for as a statutory acquisition. Goodwill of $645,941 was recorded in other invested assets, which will be amortized over ten years. At December 31, 2022, the Company has $276,897 of admitted goodwill related to this acquisition. Goodwill amortization of $48,446 was recorded for the period ended December 31, 2022.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Purchased entity	Acquisition date	Cost of acquired entity	Original amount of admitted goodwill	Admitted goodwill as of December 31, 2022	Amount of goodwill amortized for the year ended December 31, 2022	Admitted goodwill as a % of SCA book/adjusted carrying value, gross of admitted goodwill
Empower Plan Services	August 29, 2014	$64,169	$51,098	$—	$5,110	—%
Personal Capital Corporation	August 17, 2020	854,190	819,403	—	81,940	—%
Empower Annuity Insurance Company	April 1, 2022	1,930,036	645,941	276,897	48,446	16%

9. Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts. Effective June 1, 2019, all risks on non-participating individual life policies within the above retention limits were ceded to Protective.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Additionally, Protective, which represents the Company's most significant ceded reinsurance relationship, is an authorized reinsurer and the Protective transaction is secured by assets held in a trust.

The Company assumes risk from approximately 30 insurers and reinsurers by participating in yearly renewable term and coinsurance pool agreements. The Company no longer solicits new assumed reinsurance.

The Company did not have any write-offs for uncollectible reinsurance receivables during the years ended December 31, 2022, 2021 and 2020 for losses incurred, loss adjustment expenses incurred or premiums earned.

The Company does not have any uncollectible reinsurance, commutation of ceded reinsurance, or certified reinsurer downgraded of status subject to revocation.

On April 1, 2022 the Company completed the acquisition, via indemnity reinsurance, of the retirement services business of PICA. As of December 31, 2022, the PICA transaction impacted the following financial statement lines, excluding the non-admitted deferred tax asset:

(In millions)
Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus	April 1,
2022
Admitted assets:
Cash and invested assets:
Bonds	$4,158
Mortgage loans	1,150
Cash, cash equivalents, and short-term investments	60
Total cash and invested assets	5,368

Investment income due and accrued	32
Reinsurance receivables	45
Other assets	7
Total admitted assets	$5,452

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

(In millions)
April 1,
2022
Liabilities, capital and surplus:
Liabilities:
Aggregate reserves for life policies and contracts	$5,762
Interest maintenance reserve	(103)
Other liabilities	(18)
Total liabilities	5,641

Capital and surplus:
Unassigned deficit	(189)
Total capital and surplus	(189)
Total liabilities, capital and surplus	$5,452

(In millions)
Statutory Statements of Operations	April 1,
2022
Income:
Premium income and annuity consideration	$5,694
Total income	5,694

Expenses:
Increase in aggregate reserves for life and accident and health policies and contracts	5,762
Total benefits	5,762
Commissions and expense allowances on reinsurance assumed	224
Interest maintenance reserve reinsurance activity	(103)
Total benefit and expenses	5,883

Net loss from operations before federal income taxes	$(189)

The Prudential transaction also included $1,362.6 million of separate account assets acquired under modified coinsurance. While PICA holds the respective asset and liability under the modified coinsurance agreement, the economics are assumed by the Company, as discussed in Note 12.

The Company was funded with $1,193.0 million of limited recourse capital notes and $810.0 million of capital contributions from EHI to finance the transaction. In consideration for the capital contribution, the Company issued $2.6 million of common stock, and recorded the remainder as gross paid in and contributed surplus, as discussed in Note 13.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

On December 31, 2020 the Company completed the acquisition, via indemnity reinsurance, of the retirement services business of Massachusetts Mutual Life Insurance Company. The MassMutual transaction impacted the following financial statement lines, excluding the non-admitted deferred tax asset:

(In millions)
Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus	December 31,
2020
Admitted assets:
Cash and invested assets:
Bonds	$7,855
Preferred stock	120
Mortgage loans	1,634
Other invested assets	132
Total cash and invested assets	9,741

Investment income due and accrued	64
Funds held or deposited with reinsured companies	6,761
Other assets	129
Total admitted assets	$16,695

(In millions)
December 31,
2020
Liabilities, capital and surplus:
Liabilities:
Aggregate reserves for life policies and contracts	$14,716
Liability for deposit-type contracts	3,183
Interest maintenance reserve	662
Other liabilities	113
Total liabilities	18,674

Capital and surplus:
Unassigned deficit	(1,979)
Total capital and surplus	(1,979)
Total liabilities, capital and surplus	$16,695

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

(In millions)
Statutory Statements of Operations	December 31,
2020
Income:
Premium income and annuity consideration	$15,567
Total income	15,567

Expenses:
Increase in aggregate reserves for life and accident and health policies and contracts	14,716
Total benefits	14,716
Commissions	2,168
Interest maintenance reserve reinsurance activity	662
Total benefit and expenses	17,546

Net loss from operations before federal income taxes	$(1,979)

At December 31, 2021 and 2020, the Company received capital contributions from EHI of approximately $1.2 billion and $2.8 billion, respectively, to finance acquisitions and related expenses (see additional details in Note 13).

The Company and an affiliate have engaged in a modified coinsurance (“ModCo”) reinsurance agreement since 2018. The affiliate, Canada Life International Reinsurance Corporation Limited ("CLIRC"), novated the contract to Canada Life International Reinsurance (Barbados) Corporation (“CLIRBC”) and upon transfer, on December 31, 2020, increased the ceding percentage for this block of group annuity insurance policies from 40% to 90%. The Company and CLIRBC amended this agreement on December 31, 2022, which increased the ceding percentage for this block of group annuity insurance policies from 90% to 100%, increased the expense allowance rate, and increased the risk charge rate. The Company has ceded ModCo reserves of $12,232,487 and $11,144,992 as of December 31, 2022 and 2021, respectively. The reinsurance agreement is unlimited in duration. However, the Company may recapture the ceded reinsurance policies at any time by sending notice to the reinsurer at least 90 days prior to the intended termination date.

The Company and an affiliate have engaged in a ModCo reinsurance agreement since 2011. The affiliate, CLIRC, novated the contract to CLIRBC on December 31, 2020. Per the terms of the agreement, the Company cedes 90% of its closed in-force block of participating life insurance policies. The Company had ceded modified coinsurance reserves of $5,865,988 as of December 31, 2021. On July 1, 2022, the Company terminated its reinsurance agreement with CLIRBC. As a result of that termination, the Company recaptured $5,835,855 of ceded premium income and annuity consideration and reserve adjustment on reinsurance ceded.

The Company and Hannover have engaged in a coinsurance with funds withheld transaction on December 31, 2022 in which the Company cedes a portion of its closed in-force block of participating whole life insurance policies and established a funds withheld payable to Hannover. The Company received a ceding commission, will receive expense allowances and is eligible for experience refunds, and will pay risk charges over time. The Company has ceded coinsurance reserves of $3,021,172 as of December 31, 2022. The reinsurance agreement has an automatic experience refund termination date of January 1, 2035. The Company may recapture the ceded reinsurance policies at any time prior to the experience refund termination date, subject to certain fees payable to Hannover. The ceding commission is accounted for in the 'Commissions and expense allowances on reinsurance ceded' within the Statement of Operations.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

10. Aggregate Reserves

Aggregate reserves are computed in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) and the Commissioner’s Reserve Valuation Method (“CRVM”), the standard statutory reserving methodologies.

The significant assumptions used to determine the liability for future life insurance benefits are as follows:

Interest	- Life Insurance	2.25% to 6.00%
	- Annuity Funds	1% to 11.25%
	- Disability	2.50% to 6.00%

Mortality	- Life Insurance	Various valuation tables, primarily including 1941, 1958, 1980, 2001, and 2017 Commissioners Standard Ordinary ("CSO") tables, and American Experience
	- Annuity Funds	Various annuity valuation tables, primarily including the GA 1971 and 83a Individual Annuitant Mortality ("IAM"), Group Annuity Reserve ("GAR") 94, 1951, 1971 and 1983 Group Annuity Mortality ("GAM"), Annuity 2000, Group Annuity Reserving table ("1994-GAR"), and 2012 Individual Annuity Reserving table ("2012 IAR").
Morbidity	- Disability	1970 Intercompany DISA Group Disability Tables

The Company waives deduction of deferred fractional premiums upon the death of the insured. When surrender values exceed aggregate reserves, excess cash value reserves are held.

Policies issued at premium corresponding to ages higher than the true ages are valued at the rated-up ages. Policies providing for payment at death during certain periods of an amount less than the full amount of insurance, being policies subject to liens, are valued as if the full amount is payable without any deduction.

For policies issued with, or subsequently subject to, an extra premium payable annually, an extra reserve is held. The extra premium reserve is the unearned gross extra premium payable during the year if the policies are rated for reasons other than medical impairments. For medical impairments, the extra premium reserve is calculated as the excess of the reserve based on rated mortality over that based on standard mortality. All substandard annuities are valued at their true ages.

At December 31, 2022 and 2021, the Company had $2,467,921 and $2,635,152, respectively of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Division.

Tabular interest, tabular interest on funds not involving life contingencies and tabular cost have been determined from the basic data for the calculation of aggregate reserves. Tabular less actual reserves released has been determined from basic data for the calculation of aggregate reserves and the actual reserves released.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The withdrawal characteristics of annuity reserves and deposit liabilities are as follows:

1.	Individual Annuities

	December 31, 2022
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charges of 5% or more	—	—	—	—	—%
At fair value	—	128,603	3,192,772	3,321,375	98.3%
Total with adjustment or at market value	—	128,603	3,192,772	3,321,375	98.3%
At book value without adjustment (minimal or no charge adjustment)	30,392	—	—	30,392	0.9%
Not subject to discretionary withdrawal	26,056	—	—	26,056	0.8%
Total gross	56,448	128,603	3,192,772	3,377,823	100.0%
Reinsurance ceded	55,994	—	—	55,994
Total, net	$454	$128,603	$3,192,772	$3,321,829

	December 31, 2021
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charges of 5% or more	—	—	—	—	—%
At fair value	—	153,159	4,178,109	4,331,268	98.6%
Total with adjustment or at market value	—	153,159	4,178,109	4,331,268	98.6%
At book value without adjustment (minimal or no charge adjustment)	19,563	—	—	19,563	0.5%
Not subject to discretionary withdrawal	40,383	—	—	40,383	0.9%
Total gross	59,946	153,159	4,178,109	4,391,214	100.0%
Reinsurance ceded	59,341	—	—	59,341
Total, net	$605	$153,159	$4,178,109	$4,331,873

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

2. Group Annuities

	December 31, 2022
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$28,019,274	$—	$—	$28,019,274	62.6%
At book value less current surrender charges of 5% or more	205	—	—	205	—%
At fair value	—	6,557,028	5,287,580	11,844,608	26.4%
Total with adjustment or at market value	28,019,479	6,557,028	5,287,580	39,864,087	89.0%
At book value without adjustment (minimal or no charge adjustment)	4,344,917	—	—	4,344,917	9.7%
Not subject to discretionary withdrawal	578,424	—	—	578,424	1.3%
Total gross	32,942,820	6,557,028	5,287,580	44,787,428	100.0%
Reinsurance ceded	970	—	—	970
Total, net	$32,941,850	$6,557,028	$5,287,580	$44,786,458

	December 31, 2021
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$11,460,512	$—	$—	$11,460,512	27.4%
At book value less current surrender charges of 5% or more	807,093	—	—	807,093	1.9%
At fair value	—	7,280,205	7,353,742	14,633,947	35.0%
Total with adjustment or at market value	12,267,605	7,280,205	7,353,742	26,901,552	64.3%
At book value without adjustment (minimal or no charge adjustment)	2,114,093	—	—	2,114,093	5.0%
Not subject to discretionary withdrawal	12,860,521	—	—	12,860,521	30.7%
Total gross	27,242,219	7,280,205	7,353,742	41,876,166	100.0%
Reinsurance ceded	1,058	—	—	1,058
Total, net	$27,241,161	$7,280,205	$7,353,742	$41,875,108

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

3. Deposit-type Contracts

	December 31, 2022
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$7,718,720	$—	$—	$7,718,720	95.7%
At book value less current surrender charges of 5% or more	—	—	—	—	—%
At fair value	—	—	—	—	—%
Total with adjustment or at market value	7,718,720	—	—	7,718,720	95.7%
At book value without adjustment (minimal or no charge adjustment)	293,831	—	—	293,831	3.6%
Not subject to discretionary withdrawal	48,949	—	—	48,949	0.7%
Total gross	8,061,500	—	—	8,061,500	100.0%
Reinsurance ceded	9,899	—	—	9,899
Total, net	$8,051,601	$—	$—	$8,051,601

	December 31, 2021
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$27,184	$—	$—	$27,184	0.4%
At book value less current surrender charges of 5% or more	—	—	—	—	—%
At fair value	2,578,967	—	—	2,578,967	35.7%
Total with adjustment or at market value	2,606,151	—	—	2,606,151	36.1%
At book value without adjustment (minimal or no charge adjustment)	371,896	—	—	371,896	5.1%
Not subject to discretionary withdrawal	4,248,545	—	—	4,248,545	58.8%
Total gross	7,226,592	—	—	7,226,592	100.0%
Reinsurance ceded	14,584	—	—	14,584
Total, net	$7,212,008	$—	$—	$7,212,008

Annuity actuarial reserves, deposit-type contract funds and other liabilities without life or disability contingencies at December 31, were as follows:

	2022	2021
General Account:
Annuities	$32,941,611	$27,241,036
Miscellaneous reserves	693	730
Deposit-type contracts	8,051,601	7,212,008
Subtotal	40,993,905	34,453,774

Separate Account:
Annuities (excluding supplementary contracts)	15,165,983	18,965,215
Total	$56,159,888	$53,418,989

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The withdrawal characteristics of life reserves are as follows:

	December 31, 2022
	General Account			Separate Account - Guaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$6,370,324	$6,767,757	$6,801,480	$1,057,103	$1,057,103	$1,057,103
Other permanent cash value life insurance	—	6,554,010	6,840,373	—	—	—
Variable universal life	442,557	470,856	470,920	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies with cash value	N/A	N/A	96,247	—	—	—
Accidental death benefits	N/A	N/A	59	—	—	—
Disability - active lives	N/A	N/A	337	—	—	—
Disability - disabled lives	N/A	N/A	105,392	—	—	—
Miscellaneous reserves	N/A	N/A	40,412	—	—	—
Total, gross	6,812,881	13,792,623	14,355,220	1,057,103	1,057,103	1,057,103
Reinsurance ceded	6,805,793	10,318,727	10,884,538	1,057,103	1,057,103	1,057,103
Total, net of reinsurance ceded	$7,088	$3,473,896	$3,470,682	$—	$—	$—

December 31, 2022
Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$—	$—	$—
Other permanent cash value life insurance	—	—	—
Variable universal life	5,765,699	5,865,699	5,765,699

Not subject to discretionary withdrawal or no cash values:
Term policies with cash value	—	—	—
Accidental death benefits	—	—	—
Disability - active lives	—	—	—
Disability - disabled lives	—	—	—
Miscellaneous reserves	—	—	—
Total, gross	5,765,699	5,765,699	5,765,699
Reinsurance ceded	5,765,699	5,765,699	5,765,699
Total, net of reinsurance ceded	$—	$—	$—

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2021
	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$6,585,235	$6,940,779	$6,974,327	$—	$—	$—
Other permanent cash value life insurance	—	6,642,809	6,946,798	—	—	—
Variable universal life	282,479	287,596	287,646	7,942,591	7,942,591	7,942,591

Not subject to discretionary withdrawal or no cash values:
Term policies with cash value	N/A	N/A	139,533	—	—	—
Accidental death benefits	N/A	N/A	454	—	—	—
Disability - active lives	N/A	N/A	1,055	—	—	—
Disability - disabled lives	N/A	N/A	109,978	—	—	—
Miscellaneous reserves	N/A	N/A	22,085	—	—	—
Total, gross	6,867,714	13,871,184	14,481,876	7,942,591	7,942,591	7,942,591
Reinsurance ceded	6,867,714	7,638,921	7,940,681	7,942,591	7,942,591	7,942,591
Total, net of reinsurance ceded	$—	$6,232,263	$6,541,195	$—	$—	$—

The total values in the “Reinsurance ceded” and “Total, net of reinsurance ceded” lines for Separate Account – Nonguaranteed life reserves as of December 31, 2021 were corrected from that previously reported due to an error which caused an overstatement of “Total, net of reinsurance ceded” and understatement of “Reinsurance ceded” amounts by 7,942,591.

Life actuarial reserves at December 31, were as follows:
	2022	2021
General Account:
Life insurance	$3,470,682	$6,526,970
Accidental death benefits	—	60
Active lives	—	322
Disability - disabled lives	—	1,706
Miscellaneous reserves	—	12,137
Total	$3,470,682	$6,541,195

11. Commercial Paper

The Company has a commercial paper program that is partially supported by a $50,000 credit facility agreement. The commercial paper has been given a rating of A-1+ by Standard & Poor’s Ratings Services and a rating of P-1 by Moody’s Investors Service, each being the highest rating available. The Company's issuance of commercial paper is not used to fund daily operations and does not have a significant impact on the Company's liquidity.

The following table provides information regarding the Company’s commercial paper program:

	December 31,
	2022	2021
Face value	$100,000	$95,988
Carrying value	$99,760	$95,988
Interest expense paid	$1,121	$227
Effective interest rate	4.52%	0.17% - 0.20%
Maturity range (days)	20	24 - 28

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

12. Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. The Company reported assets and liabilities from the following product lines into a separate account:

•	Individual Annuity Product
•	Group Annuity Product
•	Variable Life Insurance Product
•	Hybrid Ordinary Life Insurance Product
•	Individual Indexed-Linked Annuity Product

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classification of the following items are supported by Colorado Insurance Code Section 10-7-402:

•	Individual Annuity
•	Group Annuity
•	Variable Life Insurance Product

The following items are supported by direct approval by the Commissioner:

•	Hybrid Ordinary Life Insurance Product
•	Group Annuity - Custom Stable Value Asset Funds
•	Variable Life Insurance Product
•	Individual Indexed-Linked Annuity Product

The Company’s separate accounts invest in shares of Empower Funds, LLC, formerly known as Great-West Funds, Inc., and Putnam Funds, open-end management investment companies which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds.

Some assets within each of the Company’s separate accounts are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate accounts prevents such assets from being generally available to satisfy claims resulting from the general account.

At December 31, 2022 and 2021, the Company’s separate account assets that are legally insulated from the general account claims are $22,904,604 and $29,230,733.

As of December 31, 2022 and 2021, $10,116,069 and $12,173,077, respectively, of separate account reserves were ceded under modified coinsurance to Protective. While the Company holds the respective asset and liability under the modified coinsurance agreement, the economics are ceded to Protective, resulting in no impact to net income.

As of December 31, 2022 and 2021, $44,961,757 and $60,797,874, respectively, of separate account reserves were acquired under modified coinsurance from MassMutual. While MassMutual holds the respective asset and liability under the modified coinsurance agreement, the economics are assumed by the Company.

As of December 31, 2022, $743,381 of separate account reserves were acquired under modified coinsurance from PICA. While PICA holds the respective asset and liability under the modified coinsurance agreement, the economics are assumed by the Company.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account has paid risk charges of $10,785, $10,723, $11,325, $11,649 and $11,608 for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively. No separate account guarantees were paid by the general account for the years ending December 31, 2022, 2021, 2020, 2019 and 2018, respectively.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Separate accounts with guarantees

The Government Guaranteed Funds are separate accounts investing in fixed income securities backed by the credit of the U.S. Government, its agencies or its instrumentalities.

The Stable Asset Funds invest in investment-grade corporate bonds in addition to the above mentioned securities.

The Company also has separate accounts comprised of assets underlying variable universal life policies issued privately to accredited investors. The accounts invest in investment grade fixed income securities.

The Individual Indexed-Linked Annuity Product provides returns based on the performance of one or more indices and invests in fixed income securities. The returns from these securities are invested in derivative instruments which mimic the returns of select indices. There is also a return of premium death benefit guarantee to policyholders.

The Government Guaranteed Funds and Stable Asset Funds have a guaranteed minimum crediting rate of at least 0%. All of the above separate accounts provide a book value guarantee. Some of them also provide a death benefit of the greater of account balance or premium paid.

Distributions to a participant are based on the participant’s account balance and are permitted for the purpose of paying a benefit to a participant. Distributions for purposes other than paying a benefit to a participant may be restricted. Participants’ distributions are based on the amount of their account balance, whereas, distributions as a result of termination of the group annuity contract are based on net assets attributable to the contract and can be made to the group through (1) transfer of the underlying securities and any remaining cash balance, or (2) transfer of the cash balance after sale of the Fund’s securities.

Most guaranteed separate account assets and related liabilities are carried at fair value. Certain separate account assets are carried at book value based on the prescribed deviation from the Division.

Non-guaranteed separate accounts

The non-guaranteed separate accounts include unit investment trusts or series accounts that invest in diversified open-end management investment companies. These separate account assets and related liabilities are carried at fair value.

The investments in shares are valued at the closing net asset value as determined by the appropriate fund/portfolio at the end of each day. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some of the separate accounts provide an incidental death benefit of the greater of the policyholder's account balance or premium paid and some provide an incidental annual withdrawal benefit for the life of the policyholder. Certain contracts contain provisions relating to a contingent deferred sales charge. In such contracts, charges will be made for total or partial surrender of a participant annuity account in excess of the “free amount” before the retirement date by a deduction from a participant’s account. The “free amount” is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following tables provide information regarding the Company's separate accounts:

	Year Ended December 31, 2022
	Non-indexed guaranteed less than/equal to 4%	Non-guaranteed separate account	Total

Premiums, considerations or deposits	$334,030	$593,856	$927,886

Reserves
For accounts with assets at:
Fair value	$6,810,908	$13,996,032	$20,806,940
Amortized cost	1,185,706	—	1,185,706
Total reserves	$7,996,614	$13,996,032	$21,992,646

By withdrawal characteristics:
At fair value	$6,810,908	$13,996,032	$20,806,940
At book value without fair value adjustment and with current surrender charge less than 5%	1,185,706	—	1,185,706
Total subject to discretionary withdrawals	$7,996,614	$13,996,032	$21,992,646

	Year Ended December 31, 2021
	Non-indexed guaranteed less than/equal to 4%	Non-guaranteed separate account	Total

Premiums, considerations or deposits	$343,874	$716,687	$1,060,561

Reserves
For accounts with assets at:
Fair value	$8,020,705	$17,635,514	$25,656,219
Amortized cost	1,193,204	—	1,193,204
Total reserves	$9,213,909	$17,635,514	$26,849,423

By withdrawal characteristics:
At fair value	$8,020,705	$17,635,514	$25,656,219
At book value without fair value adjustment and with current surrender charge less than 5%	1,193,204	—	1,193,204
Total subject to discretionary withdrawals	$9,213,909	$17,635,514	$26,849,423

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31,
	2022	2021	2020
Transfers as reported in the Summary of Operations of the separate account statement:
Transfers to separate accounts	$927,886	$1,060,561	$1,353,036
Transfers from separate accounts	(2,367,236)	(2,907,674)	(1,759,730)
Net transfers from separate accounts	(1,439,350)	(1,847,113)	(406,694)
Reconciling adjustments:
Net transfer of reserves to separate accounts	308,625	473,021	(412,121)
Miscellaneous other	4,017	281	(1,137)
CARVM allowance reinsured	(22,149)	(15,221)	(8,545)
Reinsurance	(4,442,341)	(6,746,815)	19,469
Net transfers as reported in the Statements of Operations	$(5,591,198)	$(8,135,847)	$(809,028)

13. Capital and Surplus, Dividend Restrictions, and Other Matters

The payment of principal and interest under all surplus notes can be made only with prior written approval of the Commissioner of Insurance of the State of Colorado. Such payments are payable only out of surplus funds of the Company and only if at the time of such payment, and after giving effect to the making thereof, the financial condition of the Company is such that its surplus would not fall below two and one-half times the authorized control level as required by the most recent risk-based capital calculations.

On December 29, 2017, the Company issued a surplus note in the face amount and carrying amount of $12,000 to EHI. The proceeds were used for general corporate purposes. The surplus note bears an interest rate of 3.5% per annum. The note matures on December 29, 2027. Interest paid on the note during 2022, 2021 and 2020 amounted to $420, $420 and $420, respectively, bringing total interest paid from inception to December 31, 2022 to $2,102. The amount of unapproved principal and interest was $0 at December 31, 2022.

On May 17, 2018, the Company issued a surplus note in the face amount and carrying amount of $346,218 to EHI. The proceeds were used to redeem the $333,400 surplus note issued in 2006 and for general corporate purposes. The surplus note bears an interest rate of 4.881% per annum. The note matures on May 17, 2048. Interest paid on the note during 2022, 2021, and 2020 amounted to $16,899, $16,899 and $16,899, respectively, bringing total interest paid from inception to December 31, 2022 to $78,110.The amount of unapproved principal and interest was $0 at December 31, 2022.

In the first quarter of 2018, the Company realized a $39,921 after tax gain on an interest rate swap that hedged the existing $333,400 surplus note. The Company adjusted the basis of the hedged item, in this case the surplus note, for the amount of the after tax gain. Further, the Company accounted for the redemption of the $333,400 surplus note and the issuance of the $346,218 surplus note in the second quarter as debt modification instead of debt extinguishment. Therefore, the after tax swap gain will be amortized into income over the 30 year life of the new surplus note. Amortization of the gain during 2022, 2021, and 2020 amounted to $1,331, $1,331 and $1,331, respectively bringing the total amortization from inception to December 31, 2022 amounted to $6,321, leaving an unamortized balance of $33,601 in surplus as part of the surplus note amounts.

On August 12, 2020, the Company issued a surplus note in the face amount and carrying amount of $527,500 to EHI. The proceeds were used to finance the Personal Capital transaction. The surplus note bears an interest rate of 1.260% per annum. The note matures on August 12, 2025. Interest paid on the note during 2022 and 2021 amounted to $6,647 and $6,647, respectively, bringing total interest paid from inception to December 31, 2022 to $13,293. The amount of unapproved principal and interest were $0 at December 31, 2022.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

As of the fourth quarter of 2020, the Company had received capital contributions of $3.1 billion from EHI. The proceeds were used to finance the Personal Capital and MassMutual transactions.

On August 26, 2021, the Company issued a surplus note in the face amount and carrying amount of $1,192,007 to EHI. The proceeds were used to partially fund the acquisition of certain businesses from Prudential. The note matures on December 31, 2051. The surplus note bears an interest rate of 4.2% per annum until December 31, 2026. Starting on December 31, 2026 and on every fifth anniversary of such date thereafter, the interest rate on the note is reset to rate equal to the five-year U.S. Treasury Rate plus 3.4%. Interest paid on the note during 2022 and 2021 amounted to $50,064 and $17,384, respectively, bringing total interest paid at December 31, 2022 to $67,448. The amount of unapproved principal and interest was $0 at December 31, 2022.

The Company issued 2,591,253 additional common shares and received $810 million from EHI in March 2022 to fund the Prudential acquisition.

As an insurance company domiciled in the State of Colorado, the Company is required to maintain a minimum of $2,000 of capital and surplus. In addition, the maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. The Company may pay an amount less than $352,058 of dividends during the year ended December 31, 2023, without the prior approval of the Colorado Insurance Commissioner. Prior to any payment of dividends, the Company provides notice to the Colorado Insurance Commissioner. Dividends are non-cumulative and paid as determined by the Board of Directors, subject to the limitations described above. During the years ended December 31, 2022, 2021 and 2020 the Company paid dividends to EHI, totaling $231,000, $506,000, and $357,752, respectively.

The portion of unassigned deficit (surplus) represented or (reduced) by each of the following items is:

	December 31,
	2022	2021
Unrealized (losses) gains	(445,158)	(139,137)
Non-admitted assets	(1,389,954)	(973,028)
Surplus as regards reinsurance	547,064	370,205
Asset valuation reserve	(262,562)	(236,291)
Separate accounts	(1,556)	(1,504)

Risk-based capital ("RBC") is a regulatory tool for measuring the minimum amount of capital appropriate for a life, accident and health organization to support its overall business operations in consideration of its size and risk profile. The Division requires the Company to maintain minimum capital and surplus equal to the company action level as calculated in the RBC model. The Company exceeds the required amount.

14. Federal Income Taxes

The following table presents the components of the net admitted deferred tax asset:

	December 31, 2022			December 31, 2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$462,234	$—	$462,234	$461,912	$—	$461,912	$322	$—	$322
Valuation allowance adjustment	—	—	—	—	—	—	—	—	—
Adjusted gross deferred tax asset	462,234	—	462,234	461,912	—	461,912	322	—	322
Deferred tax assets non-admitted	(317,543)	—	(317,543)	(403,242)	—	(403,242)	85,699	—	85,699
Net admitted deferred tax asset	144,691	—	144,691	58,670	—	58,670	86,021	—	86,021
Gross deferred tax liabilities	(23,346)	(19,353)	(42,699)	(23,993)	(12,213)	(36,206)	647	(7,140)	(6,493)
Net admitted deferred tax asset	$121,345	$(19,353)	$101,992	$34,677	$(12,213)	$22,464	$86,668	$(7,140)	$79,528

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The Company admits deferred tax assets pursuant to paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c, in SSAP No. 101. The following table presents the amount of deferred tax asset admitted under each component of SSAP No. 101:

	December 31, 2022			December 31, 2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (lesser of (i) and (ii) below)	101,992	—	101,992	22,464	—	22,464	79,528	—	79,528
(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	101,992	—	101,992	22,464	—	22,464	79,528	—	79,528
(ii) Adjusted gross deferred tax assets expected allowed per limitation threshold	—	—	512,788	—	—	433,977	—	—	78,811
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	42,699	—	42,699	36,206	—	36,206	6,493	—	6,493
Total deferred tax assets admitted as a result of the application of SSAP No. 101	$144,691	$—	$144,691	$58,670	$—	$58,670	$86,021	$—	$86,021

The following table presents the threshold limitations utilized in the admissibility of deferred tax assets under paragraph 11.b of SSAP No. 101:

	2022	2021
Ratio percentage used to determine recovery period and threshold limitation amount	864.94%	1,325.36%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$3,418,586	$2,893,182

The following table presents the impact of tax planning strategies:

	December 31, 2022		December 31, 2021		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross deferred tax asset	$462,234	$—	$461,912	$—	$322	$—
% of adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross deferred tax assets	$144,691	$—	$58,670	$—	$86,021	$—
% of net admitted adjusted gross deferred tax asset by character attributable to tax planning strategies	67.71%	—%	—%	—%	67.71%	—%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The components of current income taxes incurred include the following:

	Year Ended December 31,
	2022	2021	Change
Current income tax	$20,399	$22,402	$(2,003)
Federal income tax on net capital gains	(42,088)	(11,628)	(30,460)
Total	$(21,689)	$10,774	$(32,463)

	Year Ended December 31,
	2021	2020	Change
Current income tax	$22,402	$(20,260)	$42,662
Federal income tax on net capital gains	(11,628)	12,592	(24,220)
Total	$10,774	$(7,668)	$18,442

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The tax effects of temporary differences, which give rise to the deferred income tax assets and liabilities are as follows:

	December 31,
Deferred income tax assets:	2022	2021	Change
Ordinary:
Reserves	$16,981	$38,493	$(21,512)
Investments	2,338	2,046	292
Pension accrual	—	—	—
Provision for dividends	22	9	13
Fixed assets	2,765	1,887	878
Compensation and benefit accrual	22,797	28,400	(5,603)
Receivables - non-admitted	18,776	19,162	(386)
Tax credit carryforward	139,671	138,406	1,265
Intangible	244,114	212,397	31,717
Other	14,770	21,112	(6,342)
Total ordinary gross deferred tax assets	462,234	461,912	322
Valuation allowance adjustment	—	—	—
Total adjusted ordinary gross deferred tax assets	462,234	461,912	322
Non-admitted ordinary deferred tax assets	(317,543)	(403,242)	85,699
Admitted ordinary deferred tax assets	144,691	58,670	86,021
Non-admitted capital deferred tax assets	—	—	—
Admitted capital deferred tax assets	—	—	—
Total admitted deferred tax assets	$144,691	$58,670	$86,021

Deferred income tax liabilities:
Ordinary:
Investments	$(10,781)	$(7,357)	$(3,424)
Premium receivable	(2,828)	(3,381)	553
Policyholder reserves	(6,318)	(8,424)	2,106
Experience refunds	—	—	—
Other	(3,419)	(4,831)	1,412
Total ordinary deferred tax liabilities	(23,346)	(23,993)	647

Capital
Investments	$(19,353)	$(12,213)	$(7,140)
Total capital deferred tax liabilities	(19,353)	(12,213)	(7,140)

Total deferred tax liabilities	$(42,699)	$(36,206)	$(6,493)

Net admitted deferred income tax asset	$101,992	$22,464	$79,528

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following components:

	December 31,
	2022	2021	Change
Total deferred income tax assets	$462,234	$461,912	$322
Total deferred income tax liabilities	(42,699)	(36,206)	(6,493)
Net deferred income tax asset	$419,535	$425,706	(6,171)
Tax effect of unrealized capital gains (losses)			(8,631)
Other Surplus			1,017
Change in net deferred income tax			$(13,785)

	December 31,
	2021	2020	Change
Total deferred income tax assets	$461,912	$481,393	$(19,481)
Total deferred income tax liabilities	(36,206)	(24,188)	(12,018)
Net deferred income tax asset	$425,706	$457,205	(31,499)
Tax effect of unrealized capital gains (losses)			7,717
Other Surplus			280
Change in net deferred income tax			$(23,502)

The provision for federal income taxes and change in deferred income taxes differ from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income taxes. The significant items causing this difference are as follows:

	December 31,
	2022	2021	2020
Income tax expense at statutory rate	$106,303	$66,774	$(356,646)
Earnings from subsidiaries	(46,746)	(31,726)	(30,013)
Tax exempt investment income	262	(4,430)	—
Ceding commission net of transaction expenses	37,141	(17,606)	(17,540)
Dividend received deduction	(4,220)	(4,751)	(5,553)
Tax adjustment for interest maintenance reserve	(37,223)	(31,757)	130,717
Prior year adjustment	90	101	552
Non-deductible Personal Capital contingent consideration	(5,171)	12,986	—
Statutory purchase accounting adjustment	(14,415)	65,891	—
Tax effect on non-admitted assets	1,587	(5,382)	4,884
Tax credits	(3,122)	(1,419)	(2,963)
Income tax on realized capital gain (loss)	(42,088)	(11,627)	12,592
Tax contingency	(448)	(1,926)	931
Other	146	(852)	(1,343)
Total	$(7,904)	$34,276	$(264,382)

	2022	2021	2020
Federal income taxes incurred	$(21,689)	$10,774	$(7,668)
Change in net deferred income taxes	13,785	23,502	(256,714)
Total income taxes	$(7,904)	$34,276	$(264,382)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

As of December 31, 2022, the Company had no operating loss carryforwards.

As of December 31, 2022, the Company has Guaranteed Federal Low Income Housing tax credit carryforwards of $139,671. These credits will begin to expire in 2031.

As of December 31, 2022, the Company has foreign tax credit carryforwards of $0.

The following are income taxes incurred in prior years that will be available for recoupment in the event of future net losses:

Year Ended December 31, 2022	$—
Year Ended December 31, 2021	4,148
Year Ended December 31, 2020	20,366

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company’s federal income tax return is consolidated with the following entities (the “U.S. Consolidated Group”):

Great West Lifeco US LLC

Empower Financial Services, Inc.

Empower Holdings, Inc.

Great-West Life & Annuity Insurance Company of South Carolina

Empower Life & Annuity Insurance Company of New York

Putnam Investments LLC

Putnam Acquisition Financing, Inc.

Putnam Retail Management, LP

Putnam Retail Management GP, Inc.

Putnam Investors Services, Inc.

PanAgora Holdings, Inc.

PanAgora Asset Management, Inc.

Putnam Advisory Holdings, LLC

Putnam Advisory Holdings II, LLC

Empower Retirement, LLC

Empower Advisory Group, LLC

Empower Trust Company, LLC

Empower Capital Management, LLC

Personal Capital Corporation

Personal Capital Advisors Corporation

Personal Capital Services Corporation

Global Portfolio Strategies, Inc.

Prudential Bank & Trust FSB

TBG Insurance Services Corporation

The Company, ELAINY, and GWSC (“EAICA Subgroup”) are life insurance companies who form a life subgroup under the consolidated return regulations. These regulations determine whether the taxable income or losses of this subgroup may offset or be offset with the taxable income or losses of other non-life entities.

The EAICA Subgroup accounts for income taxes on the modified separate return method on each of their separate company, statutory financial statements. Under this method, current and deferred tax expense or benefit is determined on a standalone basis; however the Company also considers taxable income or losses from other members of the EAICA Subgroup when determining its deferred tax assets and liabilities, and in evaluating the realizability of its deferred tax assets.

The method of settling income tax payables and receivables (“Tax Sharing Agreement”) among the U.S. consolidated group is subject to a written agreement approved by the Board of Directors, whereby settlement is made on a separate return basis (i.e., the amount that would be due to or from a jurisdiction had an actual separate return been filed) except for the current utilization of any net operating losses and other tax attributes by members of the U.S. Consolidated Group, which can lead to receiving a payment when none would be received from the jurisdiction had a real separate tax return been required. The EAIC Subgroup has a policy of settling intercompany balances as soon as practical after the filing of the federal consolidated return or receipt of the income tax refund from the Internal Revenue Service (“I.R.S.”).

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The Company determines income tax contingencies in accordance with Statement of Statutory Accounting Principles No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”) as modified by SSAP No. 101. As of December 31, 2022 the amount of tax contingencies computed in accordance with SSAP No. 5R is $0, with the exception of interest and penalties. The Company does not expect a significant increase in tax contingencies within the 12 month period following the balance sheet date.

The Company recognizes accrued interest and penalties related to tax contingencies in current income tax expense. During the years ended December 31, 2022 and 2021, the Company recognized approximately $(448) and $(1,926) of expense from interest and penalties related to the uncertain tax positions. The Company had $0 and $448 accrued for the payment of interest and penalties at December 31, 2022 and 2021, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by tax authorities for years 2018 and prior. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state or local audits.

The Inflation Reduction Act (Act) was enacted on August 16, 2022, and included a new corporate alternative minimum tax (CAMT) that is effective for tax years beginning after December 31, 2022. The CAMT will apply a 15% minimum tax on the adjusted financial statement income (AFSI) of applicable corporations, meaning corporations with average AFSI exceeding $1.0 billion over a three-year period. The Company has not determined as of December 31, 2022 whether it will be liable for CAMT in 2023. As such, these financial statements covering the period ended December 31, 2022 do not include an estimated impact of the CAMT because a reasonable estimate cannot be made. The Treasury is expected to issue regulations and other guidance relating to the implementation of the CAMT, however this guidance providing clarifications is still pending as of December 31, 2022.

The Company does not have any foreign operations as of the periods ended December 31, 2022 and December 31, 2021 and therefore is not subject to the tax on Global Intangible Low-Taxed Income.

15. Employee Benefit Plans

Post-Retirement Medical and Supplemental Executive Retirement Plans

The Company provides Supplemental Executive Retirement Plans to certain key executives. These plans provide key executives with certain benefits upon retirement, disability or death based upon total compensation. The Company has purchased individual life insurance policies with respect to each employee covered by these plans. The Company is the owner and beneficiary of the insurance contracts.

A December 31 measurement date is used for the employee benefit plans.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following tables provide a reconciliation of the changes in the benefit obligations, fair value of plan assets and the underfunded status for the Company’s Supplemental Executive Retirement plans, where applicable:

	Supplemental Executive Retirement Plan
	Year Ended December 31,
	2022	2021
Change in projected benefit obligation:
Benefit obligation, January 1	$39,408	$42,163
Service cost	—	—
Interest cost	1,009	852
Actuarial (gain) loss	(5,184)	(1,040)
Settlement	(1,237)	(2,567)
Regular benefits paid	(10,134)	—
Benefit obligation and under funded status, December 31	$23,862	$39,408
Accumulated benefit obligation	23,862	39,408

	Supplemental Executive Retirement Plan
	Year Ended December 31,
	2022	2021
Change in plan assets:
Fair Value of plan assets, January 1	$—	$—
Employer contributions	10,134	2,567
Regular Benefits paid	(10,134)	(2,567)
Fair Value of plan assets, December 31	$—	$—

The following table presents amounts recognized in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus for the Company’s Supplemental Executive Retirement plan:

	Supplemental Executive Retirement Plan
	December 31,
	2022	2021
Amounts recognized in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus:
Accrued benefit liability	$(26,229)	$(36,928)
Liability for pension benefits	2,367	(2,480)
Total other liabilities	$(23,862)	$(39,408)
Unassigned surplus (deficit)	$2,704	$(2,480)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents amounts not yet recognized in the statements of financial position for the Company’s Supplemental Executive Retirement plan:

	Supplemental Executive Retirement Plan
	December 31,
	2022	2021
Unrecognized net actuarial gain (loss)	$2,704	$(2,480)

The following table presents amounts in unassigned deficit recognized as components of net periodic benefit cost for the Company’s Supplemental Executive Retirement plans:

	Supplemental Executive Retirement Plan
	Year Ended December 31,
	2022	2021
Items not yet recognized as component of net periodic cost on January 1,	$(2,480)	$(3,814)
Prior service cost recognized in net periodic cost	—	300
Gain recognized in net periodic cost	—	(6)
Gain (loss) arising during the year	5,184	1,040
Items not yet recognized as component of net periodic cost on December 31	$2,704	$(2,480)

The following table provides information regarding amounts in unassigned deficit that are expected to be recognized as components of net periodic benefit costs during the year ended December 31, 2023:

Supplemental Executive Retirement Plan
Net actuarial gain	$2,704

The expected benefit payments for the Company’s Supplemental Executive Retirement plan for the years indicated are as follows:

	2023	2024	2025	2026	2027	2028 through 2032
Supplemental executive retirement plan	5,647	2,077	1,876	1,703	1,672	7,802

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents the components of net periodic cost (benefit):

	Supplemental Executive Retirement Plan
	Year Ended December 31,
	2022	2021	2020
Components of net periodic cost (benefit):
Service cost	$—	$—	$—
Interest cost	1,009	852	1,175
Amortization of unrecognized prior service cost	—	300	299
Amortization of gain from prior periods	—	(6)	(29)
Net periodic cost	$1,009	$1,146	$1,445

The following tables present the assumptions used in determining benefit obligations of the Supplemental Executive Retirement plans at December 31, 2022 and 2021:

	Supplemental Executive Retirement Plan
	December 31,
	2022	2021
Discount rate	5.30%	2.60%
Rate of compensation increase	N/A	N/A

During 2020, the Company adopted the Society of Actuaries Mortality Improvement Scale (MP-2020) which the Company elected to continue to use for 2022.

The following tables present the weighted average interest rate assumptions used in determining the net periodic benefit/cost of the Supplemental Executive Retirement plans:

	Supplemental Executive Retirement Plan
	Year Ended December 31,
	2022	2021
Discount rate	2.60%	2.09%

The discount rate has been set based on the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid. In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

Beginning December 31, 2012, the Company began participation in the pension plan sponsored by EHI. During 2017, that plan froze all future benefit accruals for pension-eligible participants as of December 31, 2017. The Company’s share of net expense for the pension plan was $5,700, $3,625 and $7,806 during the years ended December 31, 2022, 2021 and 2020.

The Company offers unfunded, non-qualified deferred compensation plans to a select group of executives, management and highly compensated individuals. Participants defer a portion of their compensation and realize potential market gains / losses or interest on the amount deferred. The programs are not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are included in Other liabilities in the accompanying statutory financial statements, are $47,402 and $56,179 at December 31, 2022 and 2021, respectively.

Previously, the Company sponsored a qualified defined contribution benefit plan covering all employees. Under this plan, employees may contribute a percentage of their annual compensation to the plan up to certain maximums, as defined by the plan and by the Internal Revenue Service (“IRS”). Effective January 1, 2020, the Company transferred the qualified defined contribution benefit plan to its subsidiary, Empower Retirement, LLC. Previously, the Company matched a percentage of employee contributions in cash.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

16. Share-Based Compensation

Equity Awards

Lifeco, of which the Company is an indirect wholly-owned subsidiary, maintains the Great-West Lifeco Inc. Stock Option Plan (the “Lifeco Plan”) that provides for the granting of options on its common shares to certain of its officers and employees. The Company’s participation in the Lifeco plan was discontinued following the 2019 fiscal year and no options were granted to the Company’s officers and employees in the current year. However, several of the Company’s officers hold vested and unvested options granted under the Lifeco Plan.

Options are either regular options or contingent options. Regular options are generally granted in multi-year allotments. Regular options granted prior to 2019 become exercisable at the rate of twenty percent (20%) per year commencing one year after the date of the grant. For options granted in 2019 and thereafter, fifty percent (50%) of the regular options become exercisable three years from the date of grant, and the remaining fifty percent (50%) become exercisable four years from the date of grant. Contingent options do not become exercisable unless and until conditions prescribed by the Human Resources Committee have been satisfied.

Options generally expire ten years after the date of the grant, except that if options would otherwise expire during a blackout period or within ten business days of the end of a blackout period, the expiry date for the options is extended to the tenth business day after the expiry date of the blackout period.

In the event of the death of a participant or the termination of a participant’s employment, then the period within which the options may be exercised is generally reduced depending on the circumstances surrounding the death or termination of employment. Options are not assignable by participants otherwise than by will or pursuant to the laws of succession. Lifeco does not provide any financial assistance to participants to facilitate the purchase of common shares under the Lifeco Plan. Subject to any regulatory or shareholder approval required by law, the Lifeco Board of Directors may amend the Lifeco Plan or the terms of a grant.

Equity Award Activity

The following table summarizes the status of, and changes in, the Lifeco plan options granted to Company employees which are outstanding. The options granted relate to underlying stock traded in Canadian dollars on the Toronto Stock Exchange; therefore, the amounts, which are presented in United States dollars, will fluctuate as a result of exchange rate fluctuations.

		Weighted average
	Shares under option	Exercise price (Whole dollars)	Remaining contractual term (Years)	Aggregate intrinsic value (1)
Outstanding, January 1, 2022	2,616,200	$26.35
Granted	—	—
Exercised	(113,144)	23.25
Expired	(51,360)	23.00
Outstanding, December 31, 2022	2,451,696	24.83	4.2	$8,068
Vested and expected to vest, December 31, 2022	2,451,696	24.83	4.2	8,068
Exercisable, December 31, 2022	2,088,256	25.14	3.8	6,224

(1) The aggregate intrinsic value is calculated as the difference between the market price of Lifeco common shares on December 31, 2022 and the exercise price of the option (only if the result is positive) multiplied by the number of options.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents additional information regarding stock options under the Lifeco plan:

	Year Ended December 31,
	2022	2021	2020
Intrinsic value of options exercised (1)	603	2,804	1,097
Fair value of options vested	888	770	911

(1) The intrinsic value of options exercised is calculated as the difference between the market price of Lifeco common shares on the date of exercise and the exercise price of the option multiplied by the number of options exercised.

17. Participating Insurance

Individual life insurance premiums paid, net of reinsurance, under individual life insurance participating policies were 99%, 30%, and 55% of total individual life insurance premiums earned during the years ended December 31, 2022, 2021 and 2020 respectively. The Company accounts for its policyholder dividends based upon the contribution method. The Company paid dividends in the amount of $10,047, $18,129 and $18,497 to its policyholders during the years ended December 31, 2022, 2021 and 2020, respectively.

18. Concentrations

No customer accounted for 10% or more of the Company’s revenues during the year ended December 31, 2022. In addition, the Company is not dependent upon a single customer or a few customers. The loss of business from any one, or a few, independent brokers or agents would not have a material adverse effect on the Company or any of its business agents.

19. Commitments and Contingencies

Future Contractual Obligations

The following table summarizes the Company’s estimated future contractual obligations:

	Payment due by period
	2023	2024	2025	2026	2027	Thereafter	Total
Surplus notes - principal (1)	$—	$—	$527,500	$—	$12,000	$1,538,225	$2,077,725
Surplus notes - interest (2)	74,030	74,030	72,368	67,383	67,383	1,547,970	1,903,164
Investment purchase obligations (3)	882,604	1,545	—	—	—	5,000	889,149
Other liabilities (4)	16,896	—	—	—	—	—	16,896
Total	$973,530	$75,575	$599,868	$67,383	$79,383	$3,091,195	$4,910,370

(1)  Surplus notes principal - Represents contractual maturities of principal due to the Company’s parent, EHI, under the terms of four long-term surplus notes. The amounts shown in this table differ from the amounts included in the Company’s Statement of Admitted Assets, Liabilities, Capital and Surplus because of the $33,601 of unamortized debt modification gain as discussed in Note 13.

(2)  Surplus notes interest - All surplus notes bear interest at a fixed rate through maturity. The interest payments shown in this table are calculated based upon the contractual rates in effect on December 31, 2022.

(3)  Investment purchase obligations - The Company makes commitments to fund partnership interests, mortgage loans, and other investments in the normal course of its business. As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category. The timing of the funding of mortgage loans is based on the expiration date of the commitment. The amounts of these unfunded commitments at December 31, 2022 was $889,149, of which $837,704 were related to limited partnership interests. Related party transactions comprised $121,674 of the unfunded limited partnership interests at December 31, 2022. At December 31, 2022, $882,604 was due within one year, $1,545 was due within one to three years, and $5,000 was due after five years.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

(4)  Other liabilities - Other liabilities include those other liabilities which represent contractual obligations not included elsewhere in the table above. If the timing of the payment of any other liabilities was sufficiently uncertain, the amounts were included in the less than one year category. Other liabilities presented in the table above include:

•	Expected benefit payments for the Company's supplemental executive retirement plan through 2023

As part of the Personal Capital acquisition, the Company included contingent consideration based on the potential achievement of certain key metrics. An initial contingent consideration earn-out value of $20,000 represented management’s best estimate, which could be up to $175,000 based on the achievement of growth in assets under management metrics defined in the Merger Agreement.

The contingent consideration provision was increased by $80,000 in 2021 for a total contingent consideration provision of $100,000 at December 31, 2021. The increase in 2021 was due to growth in net new assets above the amount assumed at the date of acquisition. In 2022, the Company paid $59,000 of the contingent consideration based on metrics achieved in 2021 and then subsequently released the remaining $41,000 contingent consideration previously accrued as the current growth in net new assets was below the level where further contingent consideration would be payable. Changes in the fair value of the contingent consideration measured in accordance with the Merger Agreement subsequent to the completion of the purchase price allocation are recognized in operating and administrative expenses in the Consolidated Statements of Earnings.

Rent expense for the years ended December 31, 2022, 2021 and 2020 were $29,024, $30,243 and $25,324 respectively.

Originally entered into on March 1, 2018 and as amended on July 7, 2020, the Company has a revolving credit facility agreement in the amount of $50,000 for general corporate purposes.  The credit facility has an expiration date of March 1, 2023.  Interest accrues at a rate dependent on various conditions and terms of borrowings. The agreement requires, among other things, the Company to maintain a minimum adjusted net worth, of $673,000, as defined in the credit facility agreement (compiled on the unconsolidated statutory accounting basis prescribed by the NAIC), at any time. The Company was in compliance with all covenants at December 31, 2022 and 2021. At December 31, 2022 and 2021 there were no outstanding amounts related to the current credit facilities. On March 1, 2023, this revolving credit facility agreement was amended to extend the expiration date to June 1, 2023.

In addition, the Company has other letters of credit with a total amount of $8,595, renewable annually for an indefinite period of time. At December 31, 2022 and 2021, there were no outstanding amounts related to those letters of credit.

In October 2020, the Company became a member of the FHLB of Topeka. FHLB provides access to billions of low-cost funding dollars to banks, credit unions, insurance companies and community development financial institutions in the United States. At December 31, 2022, the Company had an estimated borrowing capacity of approximately $889,000. All borrowings must be collateralized and the required collateral amount is based on the type of investment securities pledged. No amounts were borrowed as of December 31, 2022 and 2021. Additionally, the Company was required to purchase FHLB of Topeka stock and, at December 31, 2022 and 2021, owns $501 and $501, respectively, of Class A stock which are currently not eligible for redemption.

Contingencies

From time to time, the Company may be threatened with, or named as a defendant in, lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. Unfavorable outcomes in such matters may result in a material impact on the Company's financial position, results of operations, or cash flows.

The liabilities transferred and ceding commission received at the closing of the MassMutual transaction are subject to future adjustments. In December 2021, MassMutual provided the Company with its listing of proposed adjustments with respect to the liabilities transferred. In December 2021, the Company formally objected to these proposed adjustments. The Master Transaction Agreement requires the parties to attempt to resolve these differences in an informal manner and that process is ongoing. As of December 2022, the disputed amounts were resolved and the adjustments were not significant to the overall financial statements.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The Company and certain of its subsidiaries are defendants in legal actions, including class actions, relating to the costs and features of their retirement and fund products and the conduct of their businesses. Management believes the claims are without merit and will be vigorously defending these actions. Based on the information presently known these actions will not have a material adverse effect on the financial position of the Company.

The Company is involved in other various legal proceedings that arise in the ordinary course of its business.  In the opinion of management, after consultation with counsel, the likelihood of loss from the resolution of these proceedings is remote and/or the estimated loss is not expected to have a material effect on the Company’s financial position, results of its operations, or cash flows.

The Company and ELAINY have an agreement whereby the Company has committed to provide financial support to ELAINY related to the maintenance of adequate regulatory surplus and liquidity. The Company is obligated to invest in shares of ELAINY in order for ELAINY to maintain the capital and surplus at the greater of 1) $6,000, 2) 200% of ELAINY RBC minimum capital requirements if ELAINY total assets are less than $3,000,000 or 3) 175% of ELAINY RBC minimum capital requirements if ELAINY total assets are $3,000,000 or more. There is no limitation on the maximum potential future payments under the guarantee. The Company has no liability at December 31, 2022 and 2021 for obligations under the guarantee.

20. Reconciliation between Annual Statement and Audited Financial Statements

The following table presents amounts as reported in the Annual Statement filed with the Department and the adjustments made to the audited statutory financial statements as of December 31, 2022:

	Annual Statement	Adjustment	Audited Statutory Financial Statements
Statutory Statement of Operations
Revenues:
Premium income and annuity considerations	$15,724,016	$(2,647,286)	$13,076,730

Expenses:
Annuity benefits	211,535	37,665	249,200
Surrender benefits	14,299,394	(2,721,709)	11,577,685
Net transfers from separate accounts	(5,627,955)	36,757	(5,591,198)

Statutory Statement of Cash Flows
Operating activities:
Premium income, net of reinsurance	13,380,733	(2,647,286)	10,733,447
Benefits and loss related payments, net of reinsurance	(19,632,088)	2,684,044	(16,948,044)
Net transfers from separate accounts	5,627,772	(36,757)	5,591,015

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

21. Subsequent Events

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s statutory financial statements through April 20, 2023, the date on which they were issued.

SUPPLEMENTAL SCHEDULES

(See Independent Auditors’ Report)

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2022

Investment income earned:
U.S. Government bonds	$2,589
Other bonds (unaffiliated)	926,046
Bonds of affiliates	168
Preferred stocks (unaffiliated)	2,889
Preferred stocks of affiliates	1,488
Common stocks (unaffiliated)	629
Mortgage loans	186,997
Real estate	29,693
Contract loans	184,184
Cash, cash equivalents and short-term investments	9,763
Derivative instruments	39,585
Other invested assets	247,053
Aggregate write-ins for investment income	(1,564)
Gross investment income	$1,629,520

Real estate owned - Book value less encumbrances:	$55,056

Mortgage loans - Book value:
Commercial mortgages	$6,132,049

Mortgage loans by standing - Book value:
Good standing	$6,132,049

Other long-term invested assets - Statement value:	$615,254

Contract loans	$3,805,700

Bonds and stocks of parents, subsidiaries and affiliates - Book value:
Bonds	$1,654
Common stocks	$2,439,398

Bonds and short-term investments by maturity and NAIC designation:
Bonds by maturity - Statement value:
Due within one year or less	$1,616,510
Over 1 year through 5 years	10,830,013
Over 5 years through 10 years	13,076,000
Over 10 years through 20 years	2,515,240
Over 20 years	1,880,100
Total by maturity	$29,917,863

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2022

Bonds and short-term investments by NAIC designation - Statement value:
NAIC 1	$15,841,055
NAIC 2	13,465,044
NAIC 3	561,803
NAIC 4	37,724
NAIC 5	12,237
Total by NAIC designation	$29,917,863

Total bonds publicly traded	$15,308,359
Total bonds privately placed	$14,609,504

Preferred stocks - Statement value	$82,247
Common stocks - Market value	$2,439,929
Short-term investments - Book value	$49,186
Collar, swap and forward agreements open - Statement value	$362,713
Futures contracts open - Current value	$3,158

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2022

Life insurance in-force:
Ordinary	$5,627,538
Group life	—

Life insurance policies with disability provisions in-force:
Ordinary	$7,620
Group life	19,629

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	$—
Income payable	—
Ordinary - involving life contingencies:
Income payable	—
Group - not involving life contingencies:
Amount on deposit	—
Income payable	—
Group - involving life contingencies:
Income payable	117

Annuities:
Ordinary:
Immediate - amount of income payable	$314
Deferred - fully paid account balance	218
Deferred - not fully paid - account balance	—
Group:
Certificates - amount of income payable	$76,612
Certificates - fully paid account balance
Certificates - not fully paid account balance	52,156,892

Accident and health insurance - equivalent premiums in-force:
Group	$—

Deposit funds and dividend accumulations
Deposit funds - account balance	7,994,743
Deposit accumulations - account balance	16,104

Claim payments:
Group accident and health:

2022	$—
2021	4,009
2020	9,856
2019	5,917
2018	2,738
Prior	19,968

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2022

Supplemental Schedule of the Annual Audit Report

Supplemental Schedule Regarding Reinsurance Contracts with Risk-Limiting Features

Reinsurance contracts subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R—Life, Deposit-Type and Accident and Health Reinsurance (SSAP No. 61R). Deposit accounting, as described in SSAP No. 61R was not applied for reinsurance contracts, which include risk-limiting features since the Company does not have applicable contracts.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not applied reinsurance accounting, as described in in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R since the Company does not have applicable contracts. As such, the reinsurance reserve credit, as described in SSAP No. 61R, was not reduced.

Payments to reinsurers (excluding reinsurance contracts with a federal or state facility):

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual and NOT yearly-renewable term that meet the risk transfer requirements under SSAP No. 61R:

The Company has not reflected reinsurance reserve credit for any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 for the following:

a.	Assumption reinsurance
b.	Non-proportional reinsurance that does not result in significant surplus relief

The Company does not prepare financial information under generally accepted accounting principles ("GAAP"). As such, the Company has not ceded any risk during the period ended December 31, 2022 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, that applies reinsurance accounting, as described under SSAP No. 61R for statutory accounting principles (SAP) and applies deposit accounting under GAAP.

The Company has not ceded any risk during the period ended December 31, 2022 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.